UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Frankly Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Meeting and

Management Information Circular

For the Annual General AND SPECIAL Meeting OF

Shareholders of Frankly Inc.

THIS mANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF FRANKLY INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL SHAREHOLDERS

To be held at the offices of:

Ellenoff Grossman & Schole LLP

1345 6th Ave.

New York, NY, 10105

at 11:00 a.m. (EST)

on December 20, 2018

These materials are important and require your immediate attention. They require Shareholders to make important decisions. If you are in doubt as to how to deal with these materials or the matters they describe, please contact your financial, legal, tax or other professional advisors.

November 16, 2018

Dear Fellow Shareholders,

On behalf of Frankly Inc., we invite you to attend our annual general and special meeting of shareholders to be held at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave., New York, New York, 10105 at 11:00 a.m. (EST) on December 20, 2018. Your participation at this meeting is very important and we encourage you to review the information circular accompanying this letter, which includes important information for the holders of Frankly Inc. shares. We encourage you to vote on the matters set out in the circular by following the proxy instructions set out therein and returning your proxy or voting instruction form (as applicable) by the applicable deadline.

Our accomplishments this year have been enabled by our dedicated staff and your support of Frankly Inc. and we are sincerely grateful to each of you for having chosen to accompany us on this journey. We look forward to building on our past accomplishments with your continued support.

Yours truly,

/s/ Louis Schwartz
Louis Schwartz
Chief Executive Officer

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FRANKLY INC.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on December 20, 2018.

NOTICE IS HEREBY GIVEN that the Annual General And Special Meeting (the “Meeting”) of the holders of shares (“Shareholders”) of Frankly Inc. (the “Corporation”) will be held at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave., New York, New York, 10105 at 11:00 a.m. (EST) on December 20, 2018. The Meeting is being held for the following purposes:

(a)	to table before the Shareholders the consolidated financial statements of the Corporation for the year ended December 31, 2017, including the auditors’ report thereon (the “Financial Statements”);

(b)	to elect the directors of the Corporation (the “Directors”) who will serve until the end of the next annual meeting of Shareholders or until their successors are elected or appointed, as more fully described in the management information circular dated November 16, 2018 (the “Circular”) accompanying this notice of Meeting (the “Notice”);

(c)	to re-appoint Baker Tilly Virchow Krause LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2018;

(d)	for disinterested Shareholders to consider, and if thought fit, to pass, with or without variation, an ordinary resolution approving the amended and restated equity incentive plan of the Corporation (attached as Appendix “A” to the Circular); and

(e)	to transact such further and other business as may properly come before the Meeting or any adjournment or postponement thereof.

Additional information on the above matters can be found in the Circular under the heading “Business of the Meeting.”

The board of Directors has fixed the close of business on November 19, 2018 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of the Meeting or any adjournment or postponement thereof and to vote at the Meeting.

The Circular, this Notice, the forms of proxy and the voting instruction form are being mailed to Shareholders of record and beneficial shareholders as at the Record Date and are available under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval, online at www.sedar.com. Shareholders are reminded to review the meeting materials before voting.

If you do not expect to attend the Meeting in person, please promptly complete and sign the enclosed applicable form of proxy and return it for receipt by no later than 48 hours prior to the Meeting. If you receive more than one proxy form because you own shares of the Corporation registered in different names or addresses, each proxy form should be completed and returned.

If you are a Non-Registered Shareholder (as defined in the Circular under the heading “Non-Registered Shareholders”), accompanying this Notice is a voting instruction form for your use. If you receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated as of this 16thday of November, 2018.

BY ORDER OF THE BOARD OF DIRECTORS OF FRANKLY INC.

By:	/s/ Louis Schwartz
Name:	Louis Schwartz
Title:	Chief Executive Officer

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MANAGEMENT INFORMATION CIRCULAR

Introduction

This management information circular (this “Circular”) is being furnished to holders (the “Shareholders”) of common shares (“Common Shares”) in the capital of Frankly Inc. (the “Corporation” or “Frankly” or “we”) in connection with the solicitation of proxies by and on behalf of the management of the Corporation for the Annual General And Special Meeting (the “Meeting”) of the Shareholders to be held at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave., New York, New York, 10105 at 11:00 a.m. (EST) on December 20, 2018.

This Circular, the accompanying notice of the Meeting (the “Notice”) and the form of proxy and the voting instructions form (collectively, the “Meeting Materials”) are being mailed to Shareholders of record of the Corporation as at the close of business on November 19, 2018 (the “Record Date”). The Corporation will bear all costs associated with the preparation and mailing of the Meeting Materials, as well as the cost of the solicitation of proxies. The solicitation will be primarily by mail; however, officers and regular employees of the Corporation may also directly solicit proxies (but not for additional compensation) personally, by telephone, by facsimile or by other means of electronic transmission. Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies and will be reimbursed for their reasonable expenses in doing so.

All information contained in this Circular is given as of November 16, 2018 unless otherwise specifically stated.

Currency

All dollar amounts set forth in this Circular are in United States (“U.S.”) dollars, except where otherwise indicated.

Forward-Looking Information

The Circular contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws relating, but not limited, statements with respect to the nature of the usage of the Corporation’s software-as-a-service platform, the Corporation’s strategy and capabilities, changing audience and advertising demand for local news and media, needs for new technology from local news and media industry, the vertical and regional expansion of the Corporation’s market and business opportunities, the expansion of the Corporation’s product offering, and the estimated number of smart device users, local news and media businesses and digital advertisers in the future. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict or are beyond the Corporation’s control. A number of important factors could cause actual outcomes and results to differ materially from those expressed in these forward looking statements. Consequently, readers should not place undue reliance on such forward-looking statements. In addition, these forward-looking statements relate to the date on which they are made.

These forward-looking statements include, but are not limited to: the Corporation’s ability to implement the Corporation’s business strategy; the Corporation’s ability to successfully integrate any acquired businesses; the Corporation’s overall ability to effectively respond to technology changes affecting the industry and increasing competition from other technology providers; the Corporation’s ability to retain existing content management system (“CMS”) platform customers or add new ones; the Corporation’s ability to generate new customers for the Corporation’s mobile technology products; the availability of advertising inventory and the market demand and prices of such inventory; the Corporation’s ability to introduce changes to the Corporation’s existing products or develop and introduce new and unproven products and the Corporation’s customers’ or the market’s; the Corporation’s ability to manage the Corporation’s growth effectively; the recent consolidation and vertical integration within the local news broadcasting industry acceptance of such products; the business conditions of the Corporation’s customers particularly in the local news broadcasting and adjacent industries; the adoption of ASTC 3.0 and its implications on the Corporation’s customers; the Corporation’s ability to expand the Corporation’s customer base to global markets; the Corporation’s ability to protect its intellectual property; and the Corporation’s ability to access capital markets.

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These and other factors are detailed from time to time in reports filed by the Corporation with securities regulators in Canada and with the Securities and Exchange Commission (the “SEC”) in the United States. Reference should be made to “Item 1A – Risk Factors” and “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Information” in the Corporation’s annual and interim reports on Form 10-K and 10-Q.

Forward-looking information is based on current expectations, estimates and projections and it is possible that predictions, forecasts, projections, and other forms of forward-looking information will not be achieved by the Corporation. Except as required by law, the Corporation undertakes no obligation to update publicly or otherwise revise any forward-looking information, whether as a result of new information, future events or otherwise.

GENERAL PROXY MATTERS

Voting in Person at the Meeting

A registered holder of Common Shares (“Registered Shareholder”), or a beneficial owner who has appointed themselves to represent them at the Meeting, will appear on a list of Shareholders prepared by TSX Trust Company, the registrar and transfer agent for purposes of the Meeting (the “Registrar”). To vote in person at the Meeting, each Registered Shareholder or appointee will be required to register by identifying themselves at the Meeting registration desk. Non-Registered Shareholders (as defined in this Circular under the heading “Non-Registered Shareholders”) must appoint themselves as a proxyholder to vote in person at the Meeting.

Solicitation of Proxies

The information contained in this Circular is furnished to Shareholders in connection with the solicitation of proxies to be used at the Meeting. The solicitation of proxies by this Circular is being made by or on behalf of the management of the Corporation and the total cost of the solicitation will be borne by the Corporation. The solicitation of proxies will be primarily by mail, but may also be in person or by telephone, fax or oral communication without special compensation by officers or employees of the Corporation. Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals or beneficial owners and to obtain authorizations for the execution of proxies. The Corporation will reimburse these banks, brokerage houses and other custodians and nominees or fiduciaries for the reasonable costs incurred in obtaining authorization to execute forms of proxy from their principals or beneficial owners.

Voting of Proxies

The authorized share capital of the Corporation consists of an unlimited number Common Shares and an unlimited number of Class A restricted voting shares (“Restricted Shares”). Currently there are no Restricted Shares outstanding. Shareholders who are not disinterested Shareholders (as described below) may not vote on the resolution to amend the Restated Plan (as defined below). Each Common Share entitles the holder thereof to receive notice of, to attend and to cast one vote per share held at the Meeting. The Common Shares represented by any valid proxy in favour of the management designees named in the accompanying forms of proxy will be voted for or against or withheld from voting in accordance with the specific instructions made by the Shareholder on any ballot that may be called for at the Meeting for which they are eligible to vote and if a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. In the absence of any such specific instructions, such Common Shares will be voted by the designated persons named by management in the accompanying forms of proxy FOR the election of the Directors named in this Circular, and FOR the appointment of the auditor, Baker Tilly Virchow Krause LLP (“Baker Tilly” or the “Auditor”) and the authorization of the Directors to fix the Auditor’s remuneration, and FOR the approval of the Corporation’s amended and restated equity incentive plan (the “Restated Plan”).

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In order to pass the Shareholder resolution to approve the Restated Plan (which is more fully described under “Approval of the Restated Plan”, below), the resolution must be approved by a majority of the aggregate votes cast by Shareholders at the Meeting who would not be eligible to receive an Award (as defined under “Approval of the Restated Plan”, below) under the Restated Plan and their respective associates (“Disinterested Shareholders”). Any proxies voted on behalf of Shareholders who are not Disinterested Shareholders will be disregarded for the purpose of determining whether the resolution to approve the Restated Plan is approved.

The accompanying forms of proxy confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice and with respect to such other business or matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. As of the date of this Circular, the Corporation is not aware of any such amendments or variations or any other matters to be addressed at the Meeting.

Appointment of Proxies

The persons named in the enclosed forms of proxy are directors and/or officers of the Corporation. Each Shareholder has the right to appoint a person or company, other than the persons designated by management in the forms of proxy, to represent the Shareholder at the Meeting. A Shareholder giving a proxy can strike out the names of the management designees printed in the accompanying forms of proxy and insert the name of another designated person or company in the space provided, or the Shareholder may complete another form of proxy. A proxy designee need not be a Shareholder of the Corporation.

Those Shareholders who wish to be represented at the Meeting by proxy must complete and deliver the applicable proper form of proxy to the Registrar either in person, or by mail or courier, to 301-100 Adelaide Street West, Toronto, Ontario, M5H 4H1, by fax at (416) 595-9593 or via the internet at www.voteproxyonline.com.

The forms of proxy must be deposited with the Registrar by no later than 11:00 a.m. (EST) on December 18, 2018, or with the Chairman of the Meeting (the “Chairman”) before the commencement of the Meeting, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, preceding the time of such adjourned or postponed Meeting or with the Chairman before the commencement of such adjourned or postponed Meeting.

If a Shareholder who has completed a form of proxy attends the Meeting in person, any votes cast by such Shareholder on a poll will be counted and the completed form of proxy will be disregarded.

Non-Registered Shareholders

The information set forth in this section is of importance to many Shareholders, as a substantial number of Shareholders do not hold Common Shares in their own name. Shareholders who hold their Common Shares through brokers, intermediaries, trustees or other persons, or who otherwise do not hold their Common Shares in their own name (“Non-Registered Shareholders”) should note that only proxies deposited by Shareholders who are Registered Shareholders (that is, Shareholders whose names appear on the records maintained by the registrar and transfer agent for the Common Shares as registered holders of Common Shares) will be recognized at the Meeting. If Common Shares are listed in an account statement provided to a Non-Registered Shareholder by a broker, those Common Shares will, in all likelihood, not be registered in the Shareholder’s name. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as the depository and therefore nominee for many Canadian brokerage firms). Common Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted at the direction of the Non-Registered Shareholder. Without specific instructions, brokers (or their agents and nominees) are prohibited from voting shares for the broker’s clients. Subject to the following discussion in relation to NOBOs (as defined below), the Corporation does not know for whose benefit the Common Shares of the Corporation registered in the name of CDS & Co., a broker or another nominee, are held.

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There are two categories of Non-Registered Shareholders for the purposes of applicable securities regulatory policy in relation to the mechanism of dissemination to Non-Registered Shareholders of proxy-related materials and other securityholder materials and the request for voting instructions from such Non-Registered Shareholders. Non- objecting beneficial owners (“NOBOs”) are Non-Registered Shareholders who have advised their intermediary (such as brokers or other nominees) that they do not object to their intermediary disclosing ownership information to the Corporation, consisting of their name, address, e-mail address, securities holdings and preferred language of communication. Securities legislation restricts the use of that information to matters strictly relating to the affairs of the Corporation. Objecting beneficial owners (“OBOs”) are Non-Registered Shareholders who have advised their intermediary that they object to their intermediary disclosing such ownership information to the Corporation.

National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54- 101”) permits the Corporation, in its discretion, to obtain a list of its NOBOs from intermediaries and use such NOBO list for the purpose of distributing the Meeting Materials directly to, and seeking voting instructions directly from, such NOBOs. As a result, the Corporation is entitled to deliver Meeting Materials to Non-Registered Shareholders in two manners: (a) directly to NOBOs and indirectly through intermediaries to OBOs; or (b) indirectly to all Non-Registered Shareholders through intermediaries. In accordance with the requirements of NI 54- 101, the Corporation is sending the Meeting Materials directly to NOBOs and indirectly through intermediaries to OBOs. The Corporation will pay the fees and expenses of intermediaries for their services in delivering Meeting Materials to OBOs in accordance with NI 54-101.

The Corporation has used a NOBO list to send the Meeting Materials directly to NOBOs whose names appear on that list. If the Registrar has sent these materials directly to a NOBO, such NOBO’s name, address and information about its holdings of Common Shares have been obtained from the intermediary holding such shares on the NOBO’s behalf in accordance with applicable securities regulatory requirements. As a result, any NOBO can expect to receive a voting instruction form from the Corporation’s Registrar. NOBOs should complete and return the voting instruction form to the Registrar in the envelope provided. In addition, internet voting is available. Instructions in respect of the procedure for internet voting can be found in the voting instruction form. The Registrar will tabulate the results of voting instruction forms received from NOBOs and will provide appropriate instructions at the Meeting with respect to the Common Shares represented by such voting instruction forms.

Applicable securities regulatory policy requires intermediaries, on receipt of Meeting Materials that seek voting instructions from Non-Registered Shareholders indirectly, to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings on Form 54-101F7 - Request for Voting Instructions Made by Intermediary (“Form 54-101F7”). Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting or any adjournment(s) or postponement(s) thereof. Often, the voting instruction form supplied to a Non-Registered Shareholder by its broker is identical to the form of proxy provided to Registered Shareholders; however, its purpose is limited to instructing the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. Non-Registered Shareholders who wish to appear in person and vote at the Meeting should be appointed as their own representatives at the Meeting in accordance with the directions of their intermediaries and Form 54-101F7. Non-Registered Shareholders can also write the name of someone else whom they wish to attend at the Meeting and vote on their behalf. Unless prohibited by law, the person whose name is written in the space provided in Form 54-101F7 will have full authority to present matters to the Meeting and vote on all matters that are presented at the Meeting, even if those matters are not set out in Form 54-101F7 or this Circular. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a voting instruction form in lieu of the form of proxy. Non-Registered Shareholders are requested to complete and return the voting instruction form to Broadridge by mail or facsimile. Broadridge will then provide aggregate voting instructions to the Registrar, who tabulates the results and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting or any adjournment(s) or postponement(s) thereof. By choosing to send the Meeting Materials to NOBOs directly, the Corporation (and not the intermediary holding Common Shares on your behalf) has assumed responsibility for (i) delivering these materials to you; and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

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All references to Shareholders in this Circular and the accompanying instrument of proxy and Notice are to Registered Shareholders unless specifically stated otherwise.

Revocation

A Registered Shareholder who has given a proxy may revoke the proxy:

(i)	by completing and signing a form of proxy bearing a later date and depositing it with the Registrar as described above;

(ii)	by depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing or by electronic signature: (i) at the registered office of the Corporation addressed to John Wilk, the Secretary of the Corporation, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of the Meeting, at which the proxy is to be used; or (ii) with the Chairman prior to the commencement of the Meeting on the day of the Meeting or any adjournment of the Meeting; or

(iii)	in any other manner permitted by law.

A Non-Registered Shareholder may revoke a voting instruction form or a waiver of the right to receive Meeting

Materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive Meeting Materials and to vote that is not received by the intermediary at least seven days prior to the Meeting.

Record Date

The Record Date for determining Shareholders entitled to receive notice of and vote at the Meeting is November 19, 2018. Shareholders of record as at the close of business on such date will be entitled to attend and vote at the Meeting, or any adjournment(s) or postponement(s) thereof, in the manner and subject to the procedures described in this Circular.

Common Shares and Quorum

Only Shareholders of record at the Record Date are entitled to receive notice of and vote at the meeting. As at November 16, 2018, the Corporation had 2,660,155 Common Shares issued and outstanding. Each Common Share entitles the holder thereof to one vote at the Meeting. All Shareholders shall vote as one class, with the exception that Shareholders that are not Disinterested Shareholders shall not be entitled to vote with respect to the Restated Plan.

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Pursuant to the articles of the Corporation, a quorum is present at the Meeting if two or more voting persons are present in person and authorized to cast in the aggregate not less than 33⅓% of the total number of all shares carrying the right to vote at the meeting.

Principal Shareholders

The following tables set forth information with respect to the only Shareholders, to the knowledge of the Directors or executive officers, and as of the date hereof, who beneficially own, control or direct, directly or indirectly, Common Shares carrying more than 10% of the Voting rights attached thereto:

Name	Number of Common Shares	Percentage of Outstanding Common Shares
Raycom Media, Inc.	547,325	20.6%
SKP America, LLC	545,289	20.5%

THE CORPORATION

Frankly Inc. was incorporated pursuant to the provisions of the Business Corporations Act (Ontario) (the “OBCA”) on June 7, 2013, under the name “WB III Acquisition Corp.” (“WB III”). The Corporation completed its initial public offering on October 17, 2013, and was listed on the TSX Venture Exchange (the “TSX-V”) as a capital pool company. It completed its qualifying transaction on December 23, 2014 (the “Qualifying Transaction”). The Qualifying Transaction proceeded by way of a “reverse triangular merger” among the Corporation, WB III Subco Inc., a wholly-owned subsidiary of the Corporation, and TicToc Planet, Inc., a private Delaware corporation subsequently renamed Frankly Co. and currently a wholly owned subsidiary of the Corporation (“Frankly Co.”). The Qualifying Transaction resulted in a reverse takeover of the Corporation by the shareholders of Frankly Co.

In connection with the Qualifying Transaction, among other things, Frankly Co. amalgamated with the Corporation’s wholly-owned subsidiary, WB III Subco Inc. (the “Amalgamation”) and the securityholders of Frankly Co. received securities of the Corporation in exchange for their securities of Frankly Co.

As a result of the Qualifying Transaction and at the effective time of the closing of the Qualifying Transaction, former Frankly Co. shareholders held approximately 96.6% of the Common Shares and shareholders of the Corporation at the effective time of the closing of the Qualifying Transaction held approximately 3.4% of the Common Shares.

On December 22, 2014, and prior to the completion of the Qualifying Transaction, pursuant to Articles of Amendment the Corporation changed its name to “Frankly Inc.” and completed a consolidation of its share capital on a basis of one post—consolidation common share for every 20.333 common shares existing immediately before the consolidation.

The Corporation was continued under the laws of British Columbia on July 11, 2016.

On February 3, 2017, the Corporation effected a reverse stock split of its Common Shares pursuant to which every 17 Common Shares outstanding decreased to one Common Share (the “Consolidation”). Unless otherwise indicated, all references to numbers of Common Shares in this Circular are expressed on a post-Consolidation basis.

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The authorized capital of the Corporation consists of an unlimited number of Common Shares and unlimited number of Restricted Shares. All Shareholders are entitled to receive notice of and to attend all meetings of the shareholders of the Corporation. Each Common Share entitles the Shareholder thereof to one vote per share at any meeting of the shareholders of the Corporation. Common Shares shall vote as one class at all meetings of shareholders of the Corporation, unless otherwise required by applicable law.

The Corporation’s Common Shares are listed for trading on the TSX-V under the symbol “TLK”. The address of the Corporation’s head office is 27-01 Queens Plaza North, Suite 502, Long Island City, New York, 11101.

BUSINESS OF THE MEETING

The Meeting will be constituted as an annual general and special meeting of Shareholders.

As part of the annual and special business set out in the Notice, the Corporation will place before Shareholders the Financial Statements and the Shareholders will be asked to consider and vote on: (a) the election of the Directors who will serve until the end of the next annual meeting of Shareholders, or until their successors are elected or appointed; (b) the appointment of the Auditor of the Corporation for the ensuing year and the authorization of the directors to fix the Auditor’s remuneration; (c) the Restated Plan; and (d) such further and other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Shareholders that are not Disinterested Shareholders shall not be entitled to vote on the Restated Plan.

Interests of Certain Persons or Companies in the Matters to be Acted Upon

Except as otherwise disclosed in this Circular, no Director or officer of the Corporation, nor any proposed nominee for election as a Director, nor any other insider of the Corporation, nor any associate or affiliate of any one of them, has or has had, at any time since the beginning of the financial year ended December 31, 2017, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Corporation.

As at the date of this Circular, the Directors and executive officers of the Corporation and their associates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over, an aggregate of 373,192 Common Shares representing approximately 14.0% of the issued and outstanding Common Shares on a non-diluted basis.

Certain principal holders of Common Shares, Directors or officers of the Corporation, or associates or affiliates of any of the foregoing persons, may have a material interest in the resolution to approve the Restated Plan, as they may stand to benefit as eligible participants under the Restated Plan. Accordingly, as discussed above under “Voting of Proxies”, only Disinterested Shareholders shall be eligible to vote on the Shareholder resolution to approve the Restated Plan.

Certain Relationships and Related Transactions, and Director Independence

The following is a summary of transactions and series of similar transactions, since the beginning of the fiscal year ending December 31, 2017, to which the Corporation was a party or will be a party, in which:

●	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Corporation’s total assets at year-end for the last two completed fiscal years; and

●	a director, executive officer, holder of more than 5% of the Common Shares or any member of their immediate family had or will have a direct or indirect material interest.

Pursuant to the Corporation’s Code of Ethical Conduct, all related party transactions must be approved by vote of a majority of the Corporation’s disinterested and independent directors.

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Raycom Transactions and Agreements

Raycom Media, Inc. (“Raycom”) is a holder of more than 5% of the issued and outstanding Common Shares. Below are descriptions of agreements that the Corporation currently have in place with Raycom.

Website Software and Services Agreement and Local Sales Products Agreement

Frankly Media LLC (“Frankly Media”) entered into a Website Software and Services Agreement with Raycom (the “Raycom Service Agreement”), dated October 1, 2011 and amended on October 1, 2014 and August 25, 2015. Pursuant to the Service Agreement, Frankly Media provides website software, platform and advertising services to Raycom. The Service Agreement expires on December 31, 2022 unless terminated earlier upon written notice. Frankly Media also entered into a local sales products agreement, dated August 1, 2015 (the “LSP Agreement”) with Raycom, pursuant to which Frankly Media provides targeted display and video advertising services. The LSP Agreement will expire on August 1, 2017. During the fiscal year ended December 31, 2017, the Corporation recognized revenue of $5,270,346 under the Service Agreement and LSP Agreement.

On December 22, 2016, pursuant to an amendment (the “Advance Agreement”) Raycom pre-paid $3 million of future fees for services (the “Original Raycom Advance”) to be provided by the Corporation pursuant to the Raycom Services Agreement. Pursuant to the Advance Agreement, if the Corporation had completed an equity raise of at least $5 million before March 31, 2017, then the Corporation could have either (i) refunded the prepayment to Raycom within 30 days of the completion of the equity raise along with an additional $30,000 for fees in connection with the prepayment by Raycom, or (ii) applied the prepayment to services provided by the Corporation for the year ending December 31, 2017 in which case Raycom would have received a discount of $300,000 (the “Discount”) for the services to be provided by the Corporation. If the Corporation did not complete an equity raise of at least $5 million by March 31, 2017, then the prepayment would have been applied to the services to be provided for the year ending December 31, 2017 and the Discount will be applied to services to be provided by the Corporation for the year ending December 31, 2017.

On March 30, 2017, the Corporation entered into an amendment to the Advance Agreement (the “Second Raycom Advance”) pursuant to which Raycom pre-paid an additional $2 million of future fees for services to be provided by the Corporation pursuant to the Raycom Services Agreement. The amendment also extended the date for completing the equity raise and if the Corporation did not complete an equity raise of at least $5 million by May 31, 2017, then the prepayment would have been applied to the services to be provided for the period commencing June 1, 2017 and Raycom would have received the Discount for services to be provided by the Corporation for the year ending December 31, 2017.

On May 25, 2017, the Corporation entered into a further amendment to the Advance Agreement, pursuant to which if the Corporation did not complete an equity raise of at least $5 million by June 30, 2017, then the prepayment would have been applied to the services to be provided for the period commencing July 1, 2017 and Raycom would have received the Discount for services to be provided by the Corporation for the year ending December 31, 2017.

On October 6, 2017, the Corporation entered into a further amendment to the Advance Agreement, pursuant to which the prepayment will be applied to the services to be provided for the period commencing January 1, 2018. Additionally, Raycom will receive an additional $180,000 discount (the “Second Discount”) in the amount of their 2018 fees.

In connection with the Advance Agreement, the Corporation recognized interest expense of $319,651 for the year ended December 31, 2017.

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On October 15, 2018, Raycom exercised its right to terminate its Service Agreement and LSP Agreement, with such termination to be effective as of December 31, 2018. The deferred revenue balance under the website agreement of $1,588,994 as of September 30, 2018 will continue to be reduced by monthly billings to Raycom under the Service Agreement and LSP Agreement through its December 31, 2018 termination date. The remaining balance owed by the Company to Raycom as of December 31, 2018 under the Advance Agreement, comprised of deferred revenue and accrued interest, will be forgiven in full on that date.

Unit Purchase Agreement and Worldnow Promissory Notes

On July 28, 2015, the Corporation signed an agreement (the “Unit Purchase Agreement”) to purchase the outstanding units of Gannaway Web Holdings, LLC, d/b/a Worldnow (now Frankly Media), pursuant to which the Corporation issued the Worldnow Promissory Notes (as defined below) to Gannaway Entertainment Inc. (“GEI”) and Raycom in the aggregate principal amounts of $11 million and $4 million, respectively, as partial consideration for their respective membership interests in Worldnow. The Worldnow Promissory Notes bore simple interest at a rate of 5% per year.

The August 2016 Refinancing

On August 31, 2016, the Corporation entered into a $14.5 million credit facility (the “Credit Facility”) under a credit agreement, as amended on December 20, 2016, March 30, 2017, May 25, 2017, October 25, 2017, December 27, 2017 and March 28, 2018 (the “Credit Agreement”) with Raycom. The proceeds of the Credit Facility were used to pay in full the $11 million promissory note (the “GEI Promissory Note”) issued to GEI and $3 million of the $4 million promissory note issued to Raycom (the “Original Raycom Note” and together with the GEI Promissory Note, the “Worldnow Promissory Notes”), each issued in connection with the acquisition of Gannaway Web Holdings, LLC, now Frankly Media. In addition, the Corporation issued to Raycom warrants to purchase 871,160 Common Shares (the “Raycom Warrants”) at a price per share of CDN$8.50 ($6.63 based on the exchange rate at August 18, 2016) and repaid in full the Corporation’s $2.0 million outstanding revolving credit facility with Bridge Bank (the “Bridge Bank Loan”). Subject to Raycom’s discretion, the Corporation also has an additional $1.5 million available for borrowing under the Credit Facility. The Corporation also entered into a share purchase agreement (the “Raycom SPA”) pursuant to which the Corporation converted $1 million of the Original Raycom Note into 150,200 Common Shares. The Corporation refers to these transactions as the “August 2016 Refinancing”.

On May 7, 2018, the Corporation amended and restated the Credit Agreement (the “Amended Credit Agreement”) to increase the amount of funding available under the Credit Agreement by $7.5 million. The Amended Credit Agreement supersedes the original Credit Agreement. The $1.0 million that was advanced by Raycom to the Corporation on March 13, 2018 is included in the $7.5 million funding increase, bringing the total amount provided to us under the Amended Credit Agreement to $22 million (the “Amended Credit Facility”). Of the $7.5 million, the Corporation’s customer Cordillera Communications (“Cordillera” and together with Raycom, the “Lenders”) is participating as a lender for up to $300,000. Under the Amended Credit Agreement, outstanding term loans in the amount of $14.5 million were characterized as Term B Loans under a non-revolving term loan facility in such amount (“Facility B”) and an outstanding term loan in the amount of $1.0 million was characterized as a Term A Loan under a non-revolving term loan facility in the amount of $7.5 million (“Facility A”).

On October 15, 2018, the Corporation amended the Amended Credit Agreement with Raycom to reduce the principal debt balance due under the Amended Credit Agreement as of October 2, 2018 from $21,800,000 (includes $300,000 due to Cordillera) plus accrued interest as of September 30, 2018 of $1,298,653 (together the “Loan Balance”) to $10,000,000 (the “New Loan Balance”) as of October 1, 2018.

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Securities Purchase Agreement

Pursuant to the Raycom SPA, the Corporation issued to Raycom an aggregate of 150,200 Common Shares for a purchase price of CDN $1,276,700 (or $1 million based on the exchange rate at August 18, 2016) in repayment of $1 million of the Original Raycom Note. Raycom’s 397,125 Class A restricted shares were also converted into Common Shares on a one-for-one basis. Under the Raycom SPA, the Corporation agreed to enlarge the Board to seven directors, subject to Shareholder approval, within 90 days of August 31, 2016.

On December 20, 2016, the Corporation entered into an amendment to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to extend the time period for enlargement of the Board to seven members from 90 days following August 31, 2016, to the earlier of, and subject to Shareholder approval: (a) 45 days following the effective date of the Form S-1 registration statement for the Corporation’s U.S. Initial Public Offering, or (b) April 15, 2017.

On March 30, 2017, the Corporation entered into amendments to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to further extend the time period for enlargement of the Board to seven members to the earlier of, and subject to shareholder approval: (a) 45 days following the effective date of the Corporation’s Form S-1 registration statement for the Corporation’s U.S. Initial Public Offering, or (b) May 31, 2017.

On May 25, 2017, the Corporation entered into amendments to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to further extend the time period for the successful listing of Common Shares on NASDAQ Stock Market (“NASDAQ”) from May 31, 2017 to June 30, 2017 and the enlargement of the Board to seven members to the earlier of, and subject to shareholder approval: (a) 45 days following the effective date of the Form S-1 registration statement for the Corporation’s U.S. Initial Public Offering, or (b) July 31, 2017.

On October 25, 2017, the Corporation entered into amendments to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to further extend the time period for the successful listing of Common Shares from June 30, 2017 to December 31, 2017 and the enlargement of the Board to seven members to December 31, 2017, subject to shareholder approval.

On December 27, 2017, the Corporation entered into amendments to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to extend the date the Corporation become subject to various financial covenant ratios from December 31, 2017 to March 31, 2018 and the enlargement of the Board to seven members from December 31, 2017 to March 31, 2018, subject to Shareholder approval.

On March 28, 2018, the Corporation entered into amendments to the Raycom SPA and Credit Agreement, pursuant to which Raycom and the Corporation agreed to extend the date the Corporation become subject to various financial covenant ratios from March 31, 2018 to June 30, 2019, the enlargement of the Board to seven members from March 31, 2018 to June 30, 2018, subject to Shareholder approval and agreed that interest payments on the outstanding loan balance for the period commencing on January 1, 2018 and continuing thereafter will be suspended, and each such suspended interest payment will be added to the principal balance of the loan, and the 12% rate for overdue interest will not apply to such suspended interest.

On October 15, 2018, the Corporation entered into amendment to the Raycom SPA, pursuant to which Raycom Board designation rights were removed and the Corporation is no longer required to enlarge its Board to seven directors.

Credit Agreement

Pursuant to the Credit Agreement, the Corporation entered into the Credit Facility with Raycom in the principal amount of $14.5 million and issued to Raycom Warrants to purchase 871,160 Common Shares at a price per Common Share of CDN$8.50 ($6.63 based on the exchange rate at August 18, 2016). The Credit Facility terminates on August 31, 2021. The Raycom Warrants have a 5-year term but upon a repayment of principal under the Credit Agreement, a pro-rata portion thereof will expire on the date which is later of (a) August 31, 2017 or (b) 30 days from the date of each principal repayment. Upon each payment of principal, the number of Raycom Warrants that will expire will equal the product of the (i) then outstanding number of Raycom Warrants and (ii) the principal repayment divided by the then outstanding principal balance of the loan. The exercise price and the number of Common Shares underlying the Raycom Warrants will be subject to adjustment as set forth in the Credit Agreement.

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Subject to approval of Raycom, at its sole discretion, the Corporation may require further loans up to an aggregate amount of $1.5 million. The Corporation will pay interest on each loan outstanding at any time at a rate per annum of 10%. Interest will accrue and be calculated, but not compounded, daily on the principal amount of each loan on the basis of the actual number of days each loan is outstanding and will be compounded and payable monthly in arrears on each interest payment date. To the maximum extent permitted by applicable law, the Corporation will pay interest on all overdue amounts, including any overdue interest payments, from the date each of those amounts is due until the date each of those amounts is paid in full. That interest will be calculated daily, compounded monthly and payable on demand of Raycom at a rate per annum of 12%. The Corporation have the option to repay all or a portion of loans outstanding under the Credit Facility without premium, penalty or bonus upon prior notice to Raycom and repayment of all interest, fees and other amounts accrued and unpaid under the Credit Facility.

The Corporation also agreed to make the following mandatory repayments:

(a)	$2 million prior to August 31, 2019;
(b)	commencing on November 30, 2019 and on the last day of the month of each three month period thereafter, an amount of $687,500 per three month period;
(c)	proceeds (less actual costs paid and income taxes) on any asset sales or issuances of debt or equity;
(d)	upon a successful listing of Common Shares on NASDAQ with a capital raise of between $8 million to $11 million, mandatory repayment in the amount of $2 million, which will be applied toward the repayment obligation required by (a) above if completed by June 30, 2017;
(e)	upon a successful listing of Common Shares on NASDAQ with a capital raise of more than $12 million, a mandatory repayment in the amount of $3 million which will be applied toward the $2 million repayment obligation required by (a) above if completed by June 30, 2017 and any amounts raised in excess of $2 million will be applied pro rata to repayment obligations required by (b) above commencing November 30, 2019; and
(f)	commencing on the fiscal year ending December 31, 2017, and each fiscal year ending thereafter, 100% of the current year excess cash flow amount in excess of $2 million must be paid to Raycom as a mandatory repayment amount no later than May 1 of the following year until a total leverage ratio of not more than 3:1 has been met for such fiscal year, at which point 50% of the current year excess cash amount in excess of $2 million will be paid to Raycom as mandatory repayment amounts. Such excess cash flow payments will be applied pro rata to reduce other mandatory payments due thereunder.

The mandatory prepayment provision described in subsection (c) above is not applicable to the December Private Placement (as defined below), the SVB Line of Credit (as defined below) or a U.S. public offering of equity resulting in proceeds to the Corporation of less than $8 million.

In addition, the Corporation must maintain certain leverage ratios and interest coverage ratios beginning the fiscal quarter ending December 31, 2017. The leverage ratios range from 4:1 to 2.5:1 and 2:1 to 3.5:1 for the interest coverage ratio. On December 27, 2017, the Credit Agreement was amended to extend the period for commencement of the leverage ratio and interest coverage ratio covenants from the calendar quarter ending December 31, 2017 to the calendar quarter ending March 31, 2018. On March 28, 2018, the Credit Agreement was amended to extend the period for commencement of the leverage ratio and interest coverage ratio covenants from the calendar quarter ending March 31, 2018 to the calendar quarter ending June 30, 2019. The Corporation is also subject to certain covenants relating to, among others, indebtedness, fundamental corporate changes, dispositions, acquisitions and distributions.

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Upon an event of default, Raycom may by written notice terminate the facility immediately and declare all obligations under the Credit Agreement and the related loan documents, whether matured or not, to be immediately due and payable. Raycom may also as and by way of collateral security, deposit and retain in an interest bearing account, amounts received by Raycom from us under the Credit Agreement and the related loan documents and realize upon the Security Interest Agreements, Guaranty Agreements and Pledge Agreement as described below. If the Corporation fails to perform any obligations under the Credit Agreement and the related loan documents, Raycom may upon 10 days’ notice, perform such covenant or agreement if capable. Any amount paid by Raycom under such covenant or agreement will be repaid by the Corporation on demand and will bear interest at 12% per annum.

On March 13, 2018, the Corporation received $1 million of the additional $1.5 million of credit available under the Credit Agreement, bringing the total outstanding balance under the Credit Agreement to $15.5 million. Interest expense recognized under the Credit Agreement for the year ended December 31, 2017 amounted to $2,039,804.

The Amended Credit Agreement terminates on December 31, 2020. The additional availability of $6.5 million under Facility A is available to be drawn until December 31, 2018, subject to monthly borrowing limits based on the achievement of minimum monthly operating profit thresholds. Facility B is postponed and subordinated to Facility A. The Amended Credit Agreement also provides that, if the Corporation (or Guarantors, as defined therein) receive any amount from such a customer for the early termination of any contractual arrangement with such customer, the availability under Facility A will be reduced by such amount and the Facility A lenders may reduce the monthly borrowing limits accordingly. As a result, the amount available under Facility A was reduced from $7.5 million to $7.3 million in the third quarter of 2018. The interest rate payable under the original Credit Agreement amount outstanding bears an interest rate of 10% and the increased credit amount of $7.5 million bears an interest rate of U.S. LIBOR (1 month) plus 8%. The U.S. LIBOR rate used for computation of interest will be updated on the first day of each interest period (month). Interest payments on the Credit Facility will be deferred and capitalized annually and added at the end of each calendar year, to the principal balance of the Credit Facility, and thereafter interest shall be calculated on such increased principal balance. To the maximum extent permitted by applicable law, the Corporation will pay interest on all overdue amounts, including any overdue interest payments, from the date each of those amounts is due until the date each of those amounts is paid in full. That interest will be calculated daily, compounded monthly and payable on demand of Raycom at a rate per annum of 12%. The Corporation have the option to repay all or a portion of loans outstanding under the Amended Credit Facility without premium, penalty or bonus upon prior notice to Raycom and repayment of all interest, fees and other amounts accrued and unpaid under the Credit Facility.

The Corporation also agreed to make the following mandatory repayments:

(a)	if any of Frankly, Inc., Frankly Media or Frankly Co. completes a debt or equity financing in excess of $10 million, an amount of $2 million within five business days of completion of such financing, unless the debt or equity financing is equal to $10 million or less, then an amount equal to 20% of such financing within five business days of completion of such financing;
(b)	commencing on December 31, 2019 and on the last day of the month of each three month period thereafter, an amount of $687,500 per three month period;
(c)	proceeds (less actual costs paid and income taxes) on any asset sales; and
(d)	commencing on the fiscal year ending December 31, 2017, and each fiscal year ending thereafter, 100% of the current year excess cash flow amount in excess of $2 million must be paid to the Lenders as a mandatory repayment amount no later than May 1 of the following year until a total leverage ratio of not more than 3:1 has been met for such fiscal year, at which point 50% of the current year excess cash amount in excess of $2 million will be paid to Raycom as mandatory repayment amounts. Such excess cash flow payments will be applied pro rata to reduce other mandatory payments due thereunder.

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In addition, the Corporation must maintain certain leverage ratios and interest coverage ratios beginning the fiscal quarter ending June 30, 2019. The leverage ratio is 5.5:1 and 2:1 for the interest coverage ratio. The Corporation is also subject to certain covenants relating to, among others, indebtedness, fundamental corporate changes, dispositions, acquisitions and distributions.

Upon an event of default, the Lenders may by written notice terminate the facility immediately and declare all obligations under the Amended Credit Agreement and the related loan documents, whether matured or not, to be immediately due and payable. The Lenders may also as and by way of collateral security, deposit and retain in an interest bearing account, amounts received by the Lenders from the Corporation under the Amended Credit Agreement and the related loan documents and realize upon the Security Interest Agreements, Guaranty Agreements and Pledge Agreement, as defined in the Amended Credit Agreement. If the Corporation fails to perform any obligations under the Amended Credit Agreement and the related loan documents, the Lenders may upon 10 days’ notice, perform such covenant or agreement if capable. Any amount paid by the Lenders under such covenant or agreement will be repaid by the Corporation on demand and will bear interest at 12% per annum.

On October 15, 2018, the Corporation amended the Amended Credit Agreement with Raycom to reduce the principal debt balance due under the Amended Credit Agreement as of October 2, 2018 from $21,800,000 (includes $300,000 due to Cordillera) plus accrued interest of $1,298,653 as of September 30, 2018 to $10,000,000 as of October 1, 2018. In addition, the Amended Credit Agreement was amended as follows:

(a)	Commencing on October 1, 2018, interest under the Amended Credit Agreement will accrue on the New Loan Balance at the annual rate of 10%.
(b)	The maturity date of the New Loan Balance was revised to September 30, 2021. The New Loan Balance along with all accrued interest will be due on the revised maturity date. All interest payments on the New Loan Balance will be deferred and made on the revised maturity date.
(c)	Commencing on October 1, 2018, various provisions of the Amended Credit Agreement will no longer be operative, which primarily removed all scheduled mandatory principal repayments and financial covenants under the Amended Credit Agreement. In addition, the deleted provisions under the Amended Credit Agreement reduced the scope of events that qualify as events of default.
(d)	The Corporation’s debt to Cordillera under the Amended Credit Agreement has been extinguished and Cordillera is no longer party to the Amended Credit Agreement as of October 1, 2018.

Guaranty Agreements, Security Interest Agreements and Pledge Agreement

In connection with the Credit Agreement, the Corporation’s subsidiaries Frankly Co. and Frankly Media have entered into Guaranty Agreements whereby Frankly Co. and Frankly Media have guaranteed the Corporation’s obligations under the Credit Agreement. In addition, each of Frankly Inc., Frankly Co. and Frankly Media have entered into security interest agreements (the “Security Interest Agreements”) pursuant to which Raycom has first priority security interests in substantially all of the Corporation’s assets. Under the Security Interest Agreements, the Corporation does not have a right to sell or otherwise dispose of all or part of the collateral except in the ordinary course of business that are not material. Frankly Media has also entered into an Intellectual Property Pledge Agreement pursuant to which it has granted a security interest in all of its intellectual property to Raycom. The Corporation has also (i) deposited its intellectual property in escrow accounts for the benefit of Raycom, (ii) in furtherance of the security interest granted to Raycom in the Corporation’s equity interest in Frankly Media, entered into a pledge agreement and a control agreement pursuant to which the Corporation granted Raycom control of the equity interest of Frankly Media and (iii) entered into an insurance transfer and consent assigning the Corporation’s rights and payments under insurance policies covering the Corporation’s operations and business naming Raycom as mortgagee, first loss payee and additional named insured.

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In addition, the Corporation has entered into a Pledge Agreement pursuant to which the Corporation granted Raycom a security interest on substantially all the assets and securities of the Corporation’s current and future subsidiaries.

Upon an event of default, the Corporation will be required to deposit all interests, income, dividends, distributions and other amounts payable in cash in respect of the pledged interests into a collateral account over which Raycom has the sole control and may apply such amounts in its sole discretion to the secured obligations under the Credit Agreement. Upon the cure or waiver of a default, Raycom will repay to the Corporation all cash interest, income, dividends, distributions and other amounts that remain in such collateral account. In addition, upon an event of default, Raycom has the right to (i) transfer in its name or the name of any of its agents or nominees the pledged interests, (ii) to exercise all voting, consensual and other rights and power and any and all rights of conversion, exchange, subscription and other rights, privileges or options pertaining to the pledged interests whether or not transferred into the name of Raycom, and (iii) to sell, resell, assign and deliver all or any of the pledged interests. The Corporation has also agreed to use best efforts to cause a registration under the Securities Act and applicable state securities laws of the pledged interests upon the written request from Raycom.

Raycom may transfer or assign, syndicate, grant a participation interest in or grant a security interest in, all or any part of its rights, remedies and obligations under the Credit Agreement and the related loan documents, without notice or the Corporation’s consent.

PRESENTATION OF FINANCIAL STATEMENTS

Management, on behalf of the board of directors of the Corporation (the “Board”), will submit the Financial Statements to the Shareholders at the Meeting, but no vote by the Shareholders with respect thereto is required or proposed to be taken in respect of the Financial Statements.

The Financial Statements placed before Shareholders are available under the Corporation’s profile on System for Electronic Document Analysis and Retrieval (“SEDAR”), online at www.sedar.com. Copies of the Financial Statements will also be made available at the Meeting.

ELECTION OF DIRECTORS

Under the articles of incorporation of the Corporation, the Board is to consist of a minimum of three (3) and a maximum of eleven (11) directors (“Directors”). The Board has determined that the number of Directors to be elected at the Meeting is four (4).

In the absence of any instructions to the contrary, management of the Corporation proposes to nominate and the Common Shares represented by proxies received by management will be voted FOR the approval of the election of the four persons whose names are set forth below.

Management does not contemplate that any of the nominees will be unable to serve as a Director. If, as a result of circumstances not now contemplated, any nominee is unavailable to serve as a Director, the proxy will be voted for the election of such other person or persons as management may select. Each Director elected will hold office until the next annual meeting of Shareholders, or until his respective successor is elected or appointed in accordance with applicable law and the Corporation’s constating documents.

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Director Nominees of Frankly Inc.

The table below sets forth information with respect to each of the four (4) nominees for election to the Board, including the number of Common Shares of the Corporation beneficially owned, directly or indirectly, or over which control or direction is exercised by each such nominee, as at November 16, 2018:

Name, City, Province, and Country of Residence(1)	Age	Period of Service as a Director(1)	Principal Occupation	Independent	Common Shares Held(2)
Tom Rogers (3)(4)(5)(6) New York, New York USA	64	October 2016 to present	Executive Chairman, WinView, Inc.	Yes	70,612 (2.65%)
Steven Zenz (3)(4)(5)(6) Minneapolis, Minnesota USA	64	October 2016 to present	Consultant	Yes	56,120 (2.11%)
Louis Schwartz Atlanta, GA USA	50	April 2018 to present	Chief Executive Officer, Frankly Inc.	No	127,039 (4.78%)
Samuel Hyun (3)(4)(5) Seoul South Korea	48	April 2016 to present	Head of Global Planning Team, SK Planet, Co., Ltd.	No(7)	37,583 (1.41%)

Notes:

(1)	Each Director listed will hold his position as a Director of the Corporation until the next annual meeting of Shareholders or until his respective successor is elected or appointed in accordance with applicable laws and the Corporation’s constating documents.
(2)	Based upon information furnished to the Corporation by each individual Director.
(3)	Member of the Audit Committee of the Corporation.
(4)	Member of the Nominating and Corporate Governance Committee of the Corporation.
(5)	Member of the Compensation Committee of the Corporation.
(6)	Member of the Strategic Process Committee of the Corporation.
(7)	Mr. Hyun is independent under the requirements of National Instrument 52-110 - Audit Committees (“NI 52-110”).

The following are brief biographies of each of the nominees for Director:

Tom Rogers

Tom Rogers is the Chairman of the Board and has served as a director on the Board since October 3, 2016. Mr. Rogers has served since June 2016 and is currently still serving as Executive Chairman of WinView, Inc., a company that operates at the intersection of TV sports, social media, gaming and mobility, and with 28 patents, is the leading player in the application of games in which viewers can engage while simultaneously watching live TV sports. Mr. Rogers also has served since June 2003 and is currently still serving as Chairman and Chief Executive Officer of TRget Media, LLC, a media investment and operations advisory firm. From May 1981 to December 1986, Mr. Rogers served as Senior Counsel to the U.S. House of Representatives Telecommunications, Consumer Protection and Finance Subcommittee, where he was responsible for drafting a number of communications laws, including the Cable Act of 1984, which established a federal framework to replace a patchwork of local regulatory burdens. Thereafter, Mr. Rogers served as President of NBC Cable from August 1988 to October 1999 and served as Executive Vice President of The National Broadcasting Company (“NBC”) as well as NBC’s Chief Strategist from September 1992 to October 1999. At NBC, Mr. Rogers oversaw the creation of CNBC, the NBC/Microsoft cable channel and Internet joint venture, MSNBC. In addition, he served as Co-Chairman of the Arts and Entertainment and History Channels, and was responsible for overseeing many other cable channels, including Court TV, Bravo, American Movie Classics, Independent Film Channel, the National Geographic Channel, and numerous regional sports channels. From November 1999 to April 2003, Mr. Rogers served as Chairman and CEO of Primedia (NYSE: PRM) which at the time was the leading targeted media company in the US, where he oversaw such diverse properties as New York Magazine, Motor Trend, Seventeen, and Cable World. Mr. Rogers drove the digital development and online presence of scores of the company’s print properties. From July 2005 and September 2016, when the company was sold, Mr. Rogers served as President and CEO and then as Chairman of TiVo, Inc. (“TiVo”). Under Mr. Roger’s leadership, TiVo emerged as the leader in providing cable operators worldwide with an advanced television user experience while also providing consumers the only retail cable set top box and the media industry with an array of unique audience research data solutions. Mr. Rogers has also served as Chairman of the Board of Teleglobe (NASDAQ: TLGB), a leading international telecommunications, voice-over-internet, and mobile telephony provider from 2004 to 2006. He was also Chairman of the Board and a board member of Supermedia (NASDAQ: SPMD), the print and digital yellow pages spin off of Verizon. Mr. Rogers also served on the board of Dex Media (NASDAQ: DXM), a print and digital marketing company and successor company to Supermedia. Mr. Rogers holds a Bachelor of Arts from Wesleyan University and a J.D. from Columbia Law School. He has also been inducted into the Broadcasting Hall of Fame, as well as the Cable Hall of Fame. We believe Mr. Rogers’ deep background and extensive experience in the media industry make him well qualified to serve as a member of the Board.

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Steven Zenz

Steven Zenz has served as a director on the Board since October 3, 2016. Mr. Zenz has served as a consultant since January 2011, advising companies on matters including merger and acquisition transactions and Securities and Exchange Commission offerings and filings. From 1976 until 2010, he was with KPMG LLP (“KPMG”), where he was a partner for 22 years. At KPMG, he served in various leadership capacities, including partner in charge of the audit group and partner in charge of the firm’s SEC and technical accounting practices for KPMG’s Minneapolis office. He also served as the lead audit partner for publicly held companies. Mr. Zenz has been a member of the board of directors of Insignia Systems, Inc. (NASDAQ: ISIG), a provider of point of sale in-store signage and promotional advertising media for consumer packaged goods companies and retailers since October 2013, and serves as the audit committee chair and is a member of the compensation committee. He has served as a director and audit committee chair of Redbrick Health, a venture-backed private health technology company from June 2015 to April 30, 2018, when the company was sold. Mr. Zenz also serves on the board of trustees and audit committee of the William Blair Mutual Funds. He holds a Bachelor of Science degree in accounting and a Masters of Business Taxation from the University of Minnesota. We believe Mr. Zenz’s extensive experience in advising public companies, including on SEC offerings and filings, makes him well qualified to serve as a member of the Board.

Louis Schwartz

Louis Schwartz has served as a director and Chief Executive Officer of the Corporation since April 12, 2018. Previously, Mr. Schwartz served as the Corporation’s Chief Operating Officer since February 2016 and Chief Financial Officer since July 2016. Mr. Schwartz joined the Corporation in August 2015 in connection with the acquisition of Frankly Media and served as President of Frankly Media. Prior to that, Mr. Schwartz was the Chief Digital Officer of World Wrestling Entertainment, Inc., a professional wrestling entertainment company, where he oversaw all digital platforms and helped lead the development of the WWE Network, the first OTT 24/7 streaming network from October 2014. Mr. Schwartz also served as CEO of UUX from November 2012, an OTTP video technology company, where he successfully led the merger of Totalmovie, a leading Latin American retail OTT service, with OTT Networks, an OTT video technology company. From March 2010 to March 2012, Mr. Schwarz served as CEO of the Americas and General Counsel for Piksel, a video technology company, and in May 2000, he co-founded Multicast Media Technologies, one of the first Internet video platform companies, which was sold to Piksel in March 2010. Mr. Schwartz graduated from Pennsylvania State University with a Bachelor of Science degree in Real Estate Finance before receiving a Juris Doctorate from the Mississippi College School of Law. We believe Mr. Schwartz’s deep technology and media background and operational and transactional experience make him well qualified to serve as Chief Executive Officer.

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Samuel Hyun

Choong Sik (Samuel) Hyun has served as a director on the Board since April 2016. Mr. Hyun joined SK Group, South Korea’s third-largest conglomerate in 1998 and held increasingly senior positions, culminating in his service as Manager of SK Networks from January 1998 to May 2012, as Project Leader of M&A office for SK Planet Co., Ltd., an Internet services and e-Commerce company (“SK Planet”) from June 2012 to December 2012, and currently as Head of Global Planning Team of SK Planet Co., Ltd. since January 2013. Mr. Hyun has been involved in several mergers, acquisitions and strategic partnerships with globally-renowned companies like Shopkick, a leading Silicon Valley-based mobile commerce and shopping service, Suning Commerce Group, one of the largest retailers in China, and Megabox, a top-tier multiplex cinema company in Korea. Mr. Hyun holds a Master of Education in Pedagogy and Bachelor of Science from Seoul National University, South Korea and a Master’s in Business Administration from China Europe International Business School. Mr. Hyun has over 20 years’ experience in strategic long/short term planning, mergers and acquisitions, strategic consulting and securities trading, which enables him to contribute important skills to the Board.

Interests of Informed Persons in Material Transactions

Other than as disclosed below, since the commencement of the Corporation’s most recently completed financial year, the Corporation did not have any transactions, or any proposed transactions, with any “informed person” (as defined in National Instrument 51-102 - Continuous Disclosure Obligations), or any proposed Director of the Corporation, or any associate or affiliate of any informed person or proposed Director, who had a material interest, direct or indirect, which has materially affected or would materially affect Corporation or any of its subsidiaries.

Raycom

A description of the relationship between Raycom and the Corporation can be found under the heading “Certain Relationships and Related Transactions, and Director Independence - Raycom Transactions and Agreements”.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Corporation, none of the persons proposed for election as Directors nor any personal holding company owned or controlled by any of them: (a) are, as at the date of this Circular, or have been, within the 10 years before the date of this Circular, a director, Chief Executive Officer or Chief Financial Officer of any company that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days (an “Order”) that was issued while the proposed director was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer; or (ii) was subject to an Order that was issued after the proposed director ceased to be a director, Chief Executive Officer or Chief Financial Officer and which resulted from an event that occurred while that person was acting in the capacity as director, Chief Executive Officer or Chief Financial Officer; (b) are, as at the date of this Circular, or have been within 10 years before the date of this Circular, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (e) have, within the 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that person.

Penalties and Sanctions

To the knowledge of the Corporation, none of the persons proposed for election as Directors nor any personal holding company owned or controlled by any of them: (a) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for the proposed director.

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Conflicts of Interest

Conflicts of interest are subject to the applicable provisions of the Business Corporations Act (British Columbia), as amended (the “BCBCA”), and may result in a director abstaining from voting on a resolution in order to have the matter resolved by the other directors, or the matter may be presented to the Shareholders for ratification. When a conflict of interest arises, the directors of the Corporation must, in accordance with the applicable provisions of the BCBCA, act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill a reasonably prudent person would exercise in comparable circumstances.

Required Approval

In the election of the above named director-nominees, the four people receiving the highest number of affirmative votes cast by Shareholders of Common Shares at the Meeting will be elected. The persons named in the accompanying forms of proxy will, in the absence of specifications or instructions to withhold from voting on the forms of proxy, vote FOR each of the above named director-nominees, to hold office until the next annual meeting of Shareholders.

The Board unanimously recommends a vote “for” the election of the above named director-nominees.

APPOINTMENT OF AUDITORS

At the Meeting, the Shareholders will be asked to re-appoint Baker Tilly as the independent auditor of the Corporation, to hold office until the close of the next annual meeting of Shareholders. The audit committee of the Corporation (the “Audit Committee”) and the Board have approved the re-appointment of Baker Tilly as independent auditor. Baker Tilly has previously been the independent auditor of the Corporation since April 17, 2017 and prepared the Corporation’s audited financial statements for the year ended December 31, 2017.

The persons named in the accompanying forms of proxy will, in the absence of specifications or instructions to withhold from voting on the forms of proxy, vote FOR the appointment of Baker Tilly as the independent auditor of the Corporation to hold office until the next annual meeting of Shareholders and to authorize the Directors to fix the Auditor’s remuneration.

The Board unanimously recommends a vote “for” the appointment of Baker Tilly as the independent auditor of the Corporation.

APPROVAL OF THE RESTATED PLAN

On November 16, 2018, the Board approved the Restated Plan, a copy of which is attached to this Circular as Appendix “A”, to increase the fixed number of authorized shares underlying the awards under the Restated Plan. The Restated Plan is subject to the approval of the TSX-V and Disinterested Shareholders. The Restated Plan is an amended and restated version of the current amended and restated equity incentive plan (the “Current Incentive Plan”) that was approved by Disinterested Shareholders at the Corporation’s Special Meeting held on October 20, 2017. Disinterested Shareholders will be asked at the Meeting to consider and, if thought advisable, approve the Restated Plan by an ordinary resolution.

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As of November 16, 2018, the Company has 62,672 Options (as defined below) and 15,474 RSUs (as defined below) issued and outstanding under the Current Incentive Plan. There are currently 168,412 Options and RSUs remaining available for future issuance under the Current Incentive Plan.

Purpose of the Restated Plan

The purpose of the Restated Plan is to advance the interests of the Corporation (a) by encouraging the motivation, attraction and retention of key employees, Directors and consultants; (b) by aligning the interests of eligible participants in the Restated Plan with the interests of Shareholders generally; and (c) by furnishing eligible participants with an additional incentive in their efforts on behalf of the Corporation.

Summary of the Restated Plan

The Restated Plan amends and restates the Current Incentive Plan. The Restated Plan provides for the Board to grant incentive stock options and non-statutory stock options (“Options”), as well as restricted stock units (“RSUs”, together with Options, “Awards”) to officers, employees, Directors and consultants of the Corporation (“Participants”). The Board will be responsible for administering the Restated Plan and may delegate this responsibility to the compensation committee (the “Compensation Committee”) or other Board committee.

The Current Incentive Plan provides that the maximum number of Common Shares which may be reserved and set aside for issuance upon the grant or exercise of Options or RSUs is a maximum of 435,000 Common Shares (the “Compensation Plan Limit”) and that upon a listing of the Common Shares on the NASDAQ (the “NASDAQ Listing”) and raising at least $5,000,000 in connection with the NASDAQ Listing (the “Offering”), the Compensation Plan Limit will be amended to a fixed number of Common Shares equal to 20% of the aggregate number of Common Shares issued and outstanding at the close of trading on the Offering date (the “Automatic NASDAQ Increase”).

The Restated Plan amends the Current Incentive Plan, effective as of November 16, 2018, by (a) replacing the Compensation Plan Limit with a fixed total limit of 532,031 Common Shares that may be granted under Option, and (b) removing the Automatic NASDAQ Increase. The Plan amendments remain subject to final regulatory approval, including approval of the TSX-V.

Options

The Current Incentive Plan sets forth the terms and conditions on which Options may be awarded. These provisions, as amended, are included in the Restated Plan, and include that the aggregate number of Options granted to any one Participant (and any companies owned by that Participant) in a twelve month period must not exceed 5% of the issued and outstanding Common Shares and Class A Shares, calculated on the date upon which an Option is granted to any such Participant. The aggregate number of Options granted to any one consultant in a twelve month period must not exceed 2% of the issued and outstanding Common Shares and Class A Shares, calculated at the date an Option is granted to the consultant. The aggregate number of Options granted to all Participants retained to provide investor relations activities must not exceed 2% of the issued and outstanding Common Shares and Class A Shares in any twelve month period, calculated at the date an Option is granted to any such Participant. Options issued to Participants retained to provide investor relations activities shall vest in stages over a period of not less than twelve months with no more than 25% of the Options vesting in any three month period.

All Options awarded are covered by a stock option agreement and vest in accordance with the vesting schedule set forth in such stock option agreement. The Board may choose to accelerate the vesting schedule upon a change of control. The exercise price for Options granted under the Plan shall not be less than the Discounted Market Price (as defined in the policies of the TSX-V), or such other price as permitted pursuant to a waiver obtained from the TSX-V; provided, however, that no Option granted to a Participant holding 10% or more of the Common Shares shall have an exercise price per Common Share that is less than one hundred ten percent (110%) of the fair market value of a Common Share on the effective date of grant of the Option. The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date the Option is granted. In the case of an Option that is granted to a Participant who, on the grant date, owns 10% of the voting power of Common Shares, the term of such Option shall be no more than five years from the date of grant.

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All Options are non-assignable and non-transferable. The Restated Plan provides that, during the lifetime of a Participant, an Option shall be exercisable only by a Participant or a Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of a Participant or a Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Options will be evidenced by certificates that set forth the terms, conditions and limitations for each Option which may include, without limitation, the term and the provisions applicable in the event employment or service terminates.

Restricted Stock Units

Under the terms of the Restated Plan, RSUs may be granted upon such terms and conditions as the Board shall determine. RSUs shall be evidenced by award agreements (“RSU Award Agreements”) in such form as the Board shall from time to time establish. RSU Award Agreements will specify the number or RSUS awarded (“RSU Award”) and will provide for the adjustment of such number in accordance with the Restated Plan. The purchase price for Common Shares issuable under each RSU Award shall be established by the Board. No monetary payment shall necessarily be required as a condition of receiving an RSU Award, except as may be required by applicable law or the requirements of the TSX-V. Common Shares issued pursuant to any RSU may (but need not) be made subject to vesting conditions based upon the satisfaction of such requirements, conditions, restrictions, time periods or Performance Goals, as shall be established by the Board. Until the RSU Awards are settled and the Common Shares issuable thereunder are delivered, no Shareholder rights shall exist with respect to the RSU. Rights to acquire Common Shares pursuant to an RSU Award shall not be subject in any manner to creditors of the Participant or the Participant’s beneficiary, except as transferred by will or the laws of descent and distribution. All rights with respect to an RSU Award shall be exercisable during the lifetime of the Participant. Each RSU Award Agreement shall specify the consequences of a Participant ceasing to be a service provider, employee or Director of the Corporation prior to the settlement of an RSU Award.

Future Amendments

The Board may amend, suspend or terminate the Restated Plan at any time. However, without Disinterested Shareholder approval there shall be: (a) no increase in the maximum aggregate number of Common Shares that may be issued under the Restated Plan except as for the adjustments for changes in capital structure provided for in the Restated Plan; (b) no change in the class of persons eligible to receive Options; and; (c) no other amendment that would require approval of the Shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Common Shares may then be listed.

No amendment, suspension or termination of the Restated Plan shall affect any then outstanding Award unless expressly provided by the Board. The Board may, in its sole and absolute discretion, amend the Restated Plan or any Award agreement with a Participant to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Restated Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Restated Plan.

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Approval Required

The proposed Restated Plan is subject to approval by Disinterested Shareholders at the Meeting by ordinary resolution. The Board believes that the approval of the Restated Plan is in the best interests of the Corporation and recommends that Disinterested Shareholders vote in favour of the resolution to approve the Restated Plan. The full text of the Restated Plan, as well as the proposed ordinary resolution approving the Restated Plan are attached to this Circular as Appendix “A” and Appendix “B”, respectively. Should the Restated Plan be approved by Shareholders, the Restated Plan would be implemented at the discretion of the Board.

The persons named in the accompanying forms of proxy will, in the absence of specifications or instructions to withhold from voting on the forms of proxy, vote FOR the approval of the Restated Plan.

STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation for executive officers is reviewed annually by the Compensation Committee. Current compensation was set based on criteria including: (i) the size and scale of the Corporation; (ii) the nature of the Board’s strategic objectives; and (iii) each executive’s role, responsibility and contributions to the Corporation. The Compensation Committee oversees the remuneration policies and practices of the Corporation. Additional information on the Compensation Committee can be found under the heading “Compensation Committee” below.

The Corporation values the importance of attracting, developing, and maintaining skilled, high performing employees who are passionate about the Corporation’s success. The Corporation’s compensation program is geared towards creating a results-oriented, high-performance culture throughout the organization.

Currently the main objectives of the Corporation’s executive compensation program are: (i) aligning interests of executives and Directors with the interests of Shareholders; (ii) promoting a philosophy that rewards success and that recognizes both personal performance and responsibilities, as well as contribution to the overall success of the Corporation; (iii) attracting, retaining, and rewarding qualified executives; (iv) offering compensation that is competitive in the industry and that offers an appropriate level of performance based incentives; and (v) recognizing the contribution of employees to the success of the Corporation.

In the coming year, the Compensation Committee will review and further develop the Corporation’s executive compensation program. The Corporation’s compensation program will be developed primarily to be competitive with similar organizations operating in the Canadian and U.S. markets. A substantial portion of the compensation of senior management is at risk, meaning that variable compensation in the form of short-term and long-term incentives has the potential to comprise the majority of total compensation. Total compensation levels will be set to reflect both the marketplace and to ensure the ability of the individual in the role to affect the Corporation’s results over the short and long terms.

In connection with the compensation paid to the Chief Executive Officer, the Chief Financial Officer and the next three highest compensated executive officers of the Corporation (including its subsidiaries, Frankly Co. and Frankly Media) during the most recently completed financial year (provided such executive officers total compensation exceeded $150,000 in 2017) (collectively, the “Named Executive Officers”), matters such as the completion of annual corporate goals, the impact of efficiency of operations and economic outcome of decisions within their respective areas of responsibility and the attainment of certain milestones were considered in connection with the payment of discretionary awards. Discretionary awards rather than the use of specified performance criteria or targets were deemed appropriate given the emerging nature of the Corporation’s business in 2017.

The Compensation Committee intends to regularly review compensation policies to ensure that the Corporation has a harmonized mix of cash and equity compensation for executives balancing both short-term and long-term incentives. Any revisions to the compensation program resulting from the currently ongoing compensation review are expected to similarly balance such incentives.

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The executive compensation package currently consists of three key elements (with such elements expected to remain in place following completion of the currently pending review of the Corporation’s compensation program by the Compensation Committee):

(i)	Base salary intended to provide regular compensation that reflects the individual’s skills, responsibilities, criticality of the position to the Corporation, experience level, internal comparability, and past performance. For the existing Named Executive Officers, base salaries were determined at the date of hire using a number of factors including industry comparators and relevant experience. Going forward, it is anticipated that base salaries will be determined via the direct comparison of substantially equivalent positions in the comparator group and reviewed once a year, usually in the first quarter. Executives may also receive certain allowances as well as payment of certain professional dues that are related directly to the performance of their executive functions.

(ii)	Short-term incentives in the form of a discretionary annual cash bonus, designed to provide executive management with a competitive incentive that reflects the overall performance of the Corporation, as well as the performance of the individual. In 2017, annual bonuses were tied, in part, to the achievement of specific performance goals, and based on formal, annual performance reviews, considering overall corporate performance, as well as accounting for factors such as the length that the applicable executive had been employed by the Corporation. Executive’s cash bonuses will generally be determined in the first quarter of each year by the Chief Executive Officer (with the Chief Executive Officer’s compensation determined by the Compensation Committee in accordance with Steve Chung’s employment contract), followed by Board approval.

(iii)	Long-term incentives in the form of Options and RSUs are determined by considering overall corporate performance as well as the performance of the individual employee. The purpose of the Current Incentive Plan and the proposed Restated Plan is to align an executive’s and Director’s performance with the long-term performance of the Corporation and to provide an additional incentive for executives and Directors to enhance shareholder value. The Board generally adheres to the following principles, as applicable, in connection with Options as long-term incentives, and anticipates it will adhere to similar principles, as applicable, in connection with the grant of RSUs:

●	Awards will be granted upon initial employment and annually and at the discretion of the Board;

●	previously granted Awards and existing equity ownership levels are taken into account when considering further grants;

●	Options granted pursuant to the Restated Plan will generally vest according to a cliff schedule (in which 25% of the Options of each holder will vest on the first year anniversary of the grant date, with 1/48th of the remaining options vesting monthly thereafter) or as otherwise determined by the Board or the Compensation Committee, including single trigger and double trigger vesting in the event of a change of control;

●	the vesting of RSUs granted to officers will often be tied to performance goals; and

●	the Option price will be determined by the Board or the committee of the Board authorized to grants stock options, provided that such price shall be not less than the lesser of (i) the closing trading price of the Common Shares on the TSX-V on the grant date and (ii) the “market price” of the Common Shares on the grant date.

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The Compensation Committee has not formally considered the implications of risks associated with the Corporation’s compensation policies and practices as, in its view, the current structure of the Corporation’s executive compensation arrangements is designed to correlate to the long-term performance of the Corporation, which includes but is not limited to performance of its Common Share price. As noted above, however, as part of its ongoing review of the compensation program of the Corporation, the Compensation Committee expects to adopt a harmonized mix of cash and equity compensation designed to protect against the risk of inappropriate risk-taking behaviour.

Summary Compensation Table

The following table sets forth a summary of all compensation earned during the two most recently completed fiscal years ended December 31, 2017 and 2016 for the Named Executive Officers of the Corporation during the fiscal year ended December 31, 2017:

								Non-Equity Incentive plan Compensation ($)
Name and Principal Position	Year	Salary ($)		Share-based awards ($)		Option-based awards ($)(1)		Annual Incentive Plan	Long-Term Incentive Plan	Pension Value ($)	All other Compensation ($)(2)	Total Compensation ($)
Steve Chung	2017	360,000		61,372	(4)	63,286	(5)	-	-	-	6,544	491,202
Chief Executive Officer(3)	2016	310,000	(6)	73,153	(7)	145,618	(8)	-	-	-	8,024	536,795

Louis Schwartz	2017	360,000		33,140	(10)	34,173	(11)	-	-	-	18,669	445,982
COO and CFO(9)	2016	251,040	(12)	159,415	(13)	72,809	(14)	-	-	-	-	483,264

Omar Karim	2017	245,833		11,508	(16)	11,865	(17)	-	-	-	527	269,733
Head of Engineering (15)	2016	215,000	(18)	14,593	(19)	6,656	(20)	-	-	-	434	236,683

Melissa Hatter	2017	275,000		12,655	(22)	13,054	(23)	25,000	-	-	527	326,236
Head of Client Services(21)	2016	265,000	(24)	14,593	(25)	6,656	(26)	-	-	-	434	286,683

Jason Simpson	2017	200,000		9,207	(28)	9,494	(29)	30,000	-	-	12,025	260,726
Head of Business Development (27)	2016	182,708	(30)	14,593	(31)	6,656	(32)	-	-	-	5,631	209,588

Notes:

(1)	The weighted average fair value price per option was estimated using the Black-Scholes option pricing model.
(2)	Based on medical insurance and other insurance benefits.
(3)	Steve Chung resigned as Chief Executive Officer and director as of April 12, 2018.
(4)	The fair value of 11,765 RSUs was estimated based on a closing price of the Common Shares of CDN$7.00 (or $5.22 based on the exchange rate at March 3, 2017) on March 3, 2017, the date of issuance.
(5)	Based on fair value on the date of grant. Includes Options to purchase 20,284 Common Shares which are exercisable within 10 years after March 3, 2017.

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(6)	Pursuant to an Amendment of Employment Agreement dated August 15, 2016, Mr. Chung’s annual base salary was temporarily adjusted to an annual rate of $226,667 for the period from August 16, 2016 to December 31, 2016. His annual base salary returned to the $360,000 annual rate in January, 2017.
(7)	The fair value of 11,323 RSUs was estimated based on a closing price of the common shares of CDN$8.33 (or $6.46 based on the exchange rate at September 8, 2016) on September 8, 2016, the date of issuance.
(8)	Based on fair value on the date of grant. Includes Options to purchase 41,176 Common Shares which are exercisable within 10 years after February 10, 2016. Such options were replaced with options to purchase 24,221 Common Shares at March 3, 2017.
(9)	Louis Schwartz was appointed as Chief Executive Officer and a Director on April 12, 2018, succeeding Steve Chung who served as a director and Chief Executive Officer from February 1, 2013 to April 12, 2018. Previously, Mr. Schwartz served as Chief Operating Officer since February 2016 and Chief Financial Officer since July 2016.
(10)	The fair value of 6,353 RSUs was estimated based on a closing price of the Common Shares of CDN$7.00 (or $5.22 based on the exchange rate at March 3, 2017) on March 3, 2017, the date of issuance.
(11)	Based on fair value on the date of grant. Includes Options to purchase 10,953 Common Shares which are exercisable within 10 years after March 3, 2017.
(12)	Pursuant to a Management Services Agreement dated April 1, 2015, as amended on August 1, 2015 (the “Management Services Agreement”) between Gannaway Web Holdings, LLC (d/b/a Worldnow and now Frankly Media) and Schwartz & Associates for which Mr. Schwartz is managing partner, Schwartz & Associates was due the annual rate of $360,000 for 2016. At August 15, 2016, pursuant to an Amendment of Management Services Agreement, the fee was temporarily adjusted to an annual rate of $33,120 for the period from August 16, 2016 to December 31, 2016. The annual compensation rate returned to the $360,000 in January, 2017.
(13)	The fair value of 24,677 RSUs was estimated based on a closing price of the Common Shares of CDN$8.33 (or $6.46 based on the exchange rate at September 8, 2016) on September 8, 2016, the date of issuance.
(14)	Based on fair value on the date of grant. Includes Options to purchase 20,588 Common Shares which are exercisable within 10 years after February 10, 2016. Such Options were replaced with options to purchase 12,110 Common Shares at March 3, 2017.
(15)	Omar Karim was appointed as Chief Product and Technology Officer on April 12, 2018 and additionally as Chief Operating Officer on October 19, 2018. Previously, Mr. Karim served as Head of Engineering since October 2015.
(16)	The fair value of 2,206 RSUs was estimated based on a closing price of the Common Shares of CDN$7.00 (or $5.22 based on the exchange rate at March 3, 2017) on March 3, 2017, the date of issuance.
(17)	Based on fair value on the date of grant. Includes Options to purchase 3,803 Common Shares which are exercisable within 10 years after March 3, 2017.
(18)	Pursuant to an Amendment of Employment Agreement dated August 15, 2016, Mr. Karim’s annual base salary was temporarily adjusted to an annual rate of $198,333 for the period from August 16, 2016 to December 31, 2016. His annual base salary returned to the $225,000 annual rate in January, 2017.
(19)	The fair value of 2,264 RSUs was estimated based on a closing price of the Common Shares of CDN$8.33 (or $6.46 based on the exchange rate at September 8, 2016) on September 8, 2016, the date of issuance.
(20)	Based on fair value on the date of grant. Includes Options to purchase 1,882 Common Shares which are exercisable within 10 years after February 10, 2016. Such Options were replaced with options to purchase 1,107 Common Shares at March 3, 2017.
(21)	Melissa Hatter was appointed as Chief Operating Officer on April 12, 2018. Previously, Ms. Hatter served as Head of Client Services since August 2015, joining the Corporation in connection with the acquisition of Frankly Media. Ms. Hatter resigned as Chief Operating Officer on August 13, 2018.
(22)	The fair value of 2,426 RSUs was estimated based on a closing price of the Common Shares of CDN$7.00 (or $5.22 based on the exchange rate at March 3, 2017) on March 3, 2017, the date of issuance.
(23)	Based on fair value on the date of grant. Includes Options to purchase 4,184 Common Shares which are exercisable within 10 years after March 3, 2017.
(24)	Pursuant to an Amendment of Employment Agreement dated August 15, 2016, Ms. Hatter’s annual base salary was temporarily adjusted to an annual rate of $248,333 for the period from August 16, 2016 to December 31, 2016. Her annual base salary returned to the $275,000 annual rate in January, 2017.
(25)	The fair value of 2,264 RSUs was estimated based on a closing price of the Common Shares of CDN$8.33 (or $6.46 based on the exchange rate at September 8, 2016) on September 8, 2016, the date of issuance.
(26)	Based on fair value on the date of grant. Includes Options to purchase 1,882 Common Shares which are exercisable within 10 years after February 10, 2016. Such Options were replaced with options to purchase 1,107 Common Shares at March 3, 2017.
(27)	Jason Simpson was appointed as Chief Revenue Officer on April 12, 2018. Previously, Mr. Simpson served as Head of Business Development and Partnerships since April 1, 2016 and as Vice President, Client Services and Strategic Account Management since September 28, 2015.
(28)	The fair value of 1,765 RSUs was estimated based on a closing price of the Common Shares of CDN$7.00 (or $5.22 based on the exchange rate at March 3, 2017) on March 3, 2017, the date of issuance.
(29)	Based on fair value on the date of grant. Includes Options to purchase 3,043 Common Shares which are exercisable within 10 years after March 3, 2017.
(30)	Pursuant to an Amendment of Employment Agreement dated August 15, 2016, Mr. Simpson’s annual base salary was temporarily adjusted to an annual rate of $173,333 for the period from August 16, 2016 to December 31, 2016. His annual base salary returned to the $200,000 annual rate in January, 2017.
(31)	The fair value of 2,264 RSUs was estimated based on a closing price of the Common Shares of CDN$8.33 (or $6.46 based on the exchange rate at September 8, 2016) on September 8, 2016, the date of issuance.
(32)	Based on fair value on the date of grant. Includes Options to purchase 1,882 Common Shares which are exercisable within 10 years after February 10, 2016. Such Options were replaced with options to purchase 1,107 Common Shares at March 3, 2017.

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Named Executive Officer Employment Agreements

Louis Schwartz

On April 1, 2015, Gannaway Web Holdings, LLC (now Frankly Media) entered into a Management Services Agreement (the “Management Services Agreement”) with Schwartz and Associates, PC (“Schwartz & Associates”), a Georgia professional corporation for which Mr. Schwartz, the Chief Financial Officer and Chief Operating Officer is the managing partner. Pursuant to the Management Services Agreement, Gannaway Web Holdings, LLC engaged Schwartz & Associates to provide management services and Mr. Schwartz was appointed Chief Strategy Officer of Gannaway Web Holdings, LLC. Under the Management Services Agreement, Schwartz & Associates received for their services a base compensation of $12,500 per month, paid semi-monthly. Mr. Schwartz was also entitled to participate in any employee benefit programs, plans and practices on the same terms as other salaried employees on a basis consistent with other senior executives. Upon termination for any reason, the Corporation were to pay Mr. Schwartz all accrued and unpaid fees through the terminated date. Upon termination without cause or resignation for good reason, Mr. Schwartz was also entitled to a separation fee equal to the balance of the months remaining under the term of the agreement. On August 1, 2015, the Management Services Agreement was amended to extend the term of the agreement to December 31, 2015. On December 31, 2015, the Management Services Agreement expired and was verbally renewed on an at-will basis. The Management Services Agreement terminated upon the execution of the below employment agreement.

On August 15, 2016, the Corporation and Schwartz & Associates entered into an Amendment to the Management Agreement, whereby for the period commencing on August 16, 2016 and ending on December 31, 2016, the fees payable to Schwartz & Associates was reduced from the annual rate of $360,000 to an annual rate of $33,120. Commencing January 1, 2017, the fees returned to an annual rate of $360,000. The reduction in fees will not be factored into the calculation of any bonus eligible under the Management Agreement.

On November 3, 2017, the Corporation entered into an employment agreement with Mr. Schwartz. The terms of the agreement included the following: (i) the term of Mr. Schwartz’s employment will be two (2) years, beginning on November 3, 2017 and ending on the second anniversary of November 3, 2017, (ii) Base salary of $360,000 per year, (iii) commencing on January 1, 2018, Mr. Schwartz will be entitled to participate in the Corporation’s Annual Performance Bonus plan. Mr. Schwartz may earn a Performance Bonus with a target of 50% of base salary to a maximum of 100% of base salary, with performance measures to be established by the Board, (iv) Mr. Schwartz will be entitled to participate in the Corporation’s 2017 Employee Retention Program. The CFO Target is from 54% of base salary to a maximum of 100% of base salary. The Employee Retention Plan (“ERP”) will be evaluated based on three performance categories, which are completion of a strategic investment or acquisition, business performance and Mr. Schwartz remaining with the Corporation through the completion of the strategic review process. Mr. Schwartz will receive the ERP award in RSUs valued at CDN$2.52 each or cash, at the Corporation’s discretion.

Mr. Schwartz was appointed as Chief Executive Officer and director on April 12, 2018, succeeding Steve Chung.

Termination by Employee or Corporation

Mr. Schwartz or the Corporation may terminate the agreement at any time, subject to the below:

If Mr. Schwartz’s agreement is terminated by the Corporation for cause or by Mr. Schwartz without good reason, then the Corporation will pay Mr. Schwartz all accrued but unpaid wages, based on Mr. Schwartz’s then current salary, through the termination date. All of Mr. Schwartz’s unvested equity awards shall be forfeited.

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If Mr. Schwartz’s agreement is terminated by the Corporation without cause or by Mr. Schwartz with good reason, then the Corporation will pay Mr. Schwartz: (a) all accrued but unpaid wages through the termination date, based on Mr. Schwartz’s then current salary; (b) separation pay equal to eighteen (18) months of Mr. Schwartz’s then current salary, divided and paid in separate equal monthly installments over a period of eighteen (18) months; and (c) an amount sufficient to cover the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums necessary for Mr. Schwartz to continue family coverage under the Corporation’s group health plan for the eighteen (18) month period immediately following Mr. Schwartz’s termination date, provided, that Mr. Schwartz is then eligible to continue participation under the Corporation’s group health plan pursuant to a timely made COBRA election made by Mr. Schwartz to continue such coverage; provided further, that, the Corporation shall not be required to make more than the maximum number of payments allowed under COBRA, (A) (i) in the event the agreement is terminated without cause or for good reason, pro-rata vesting will apply to all of Mr. Schwartz’s outstanding equity awards through the end of the eighteen-month severance period, provided that any Awards with performance conditions will be prorated for active employment, with final payment to be made consistent with the terms of the performance plan and the value to be adjusted for actual performance, (ii) in the event there is a change of control and, within twelve (12) months thereafter, the agreement is terminated without cause or for good reason: Accelerated vesting will apply to all of Mr. Schwartz’s outstanding equity awards, provided that performance based awards to vest 100%, although final payout to be made in line with the terms of the performance plan design; and (B) each installment of the separation payment shall be paid on the first business day of each month for the applicable number of months specified above, beginning with the first such date that is at least thirty (30) days after the date of Mr. Schwartz’s termination.

Omar Karim

Mr. Karim entered into an “at-will” employment agreement with the Corporation dated October 14, 2015. Pursuant to the terms and conditions of the agreement, Mr. Karim was employed as Head of Engineering for an indefinite period commencing on that date. Mr. Karim was appointed as Chief Product and Technology Officer on April 12, 2018 and additionally as Chief Operating Officer on October 19, 2018.

Jason Simpson

Mr. Simpson entered into an “at-will” employment agreement with the Corporation dated September 28, 2015. Pursuant to the terms and conditions of the agreement, Mr. Simpson was employed as Vice President, Client Services and Strategic Account Management since September 28, 2015 for an indefinite period commencing on that date. Mr. Simpson was appointed as Head of Business Development and Partnerships on April 1, 2016 and as Chief Revenue Officer on April 12, 2018.

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Estimated Incremental Payment on Change of Control and/or Termination

The following table provides details regarding the estimated incremental payments by the Corporation to the Named Executive Officers indicated below under the above-described agreements in the event of: (i) termination without cause; (ii) termination with cause; (iii) termination upon notice; (iv) termination upon death; and (v) termination for good reason, in each case, that the event took place on December 31, 2017.

Name	Severance Period (# of months)	Triggering Event	Base Salary ($)	Payment Under Option Plan ($)	Other Benefits ($)		Total ($)
Louis Schwartz	18	Termination Without Cause	540,000	-	28,004	(2)	568,004
COO and CFO(1)	0	Termination With Cause	0	-	-		0
	0	Termination Upon Notice	0	-	-		0
	0	Termination Upon Death	0	-	-		0
	18	Termination for Good Reason	540,000	-	28,004	(2)	568,004
	0	Change of Control	0	-	-		0

Omar Karim	0	Termination Without Cause	0	-	-		0
Head of	0	Termination With Cause	0	-	-		0
Engineering (3)	0	Termination Upon Notice	0	-	-		0
	0	Termination Upon Death	0	-	-		0
	0	Termination for Good Reason	0	-	-		0
	0	Change of Control	0	-	-		0

Jason Simpson	0	Termination Without Cause	0	-	-		0
Head of Business	0	Termination With Cause	0	-	-		0
Development(4)	0	Termination Upon Notice	0	-	-		0
	0	Termination Upon Death	0	-	-		0
	0	Termination for Good Reason	0	-	-		0
	0	Change of Control	0	-	-		0

Notes:

(1)	Mr. Schwartz was previously CFO and COO of the Corporation, and appointed CEO of the Corporation in April, 2018.
(2)	Estimated payments for 18 months of benefits coverage post termination date. Estimate made assuming monthly benefits cost to the Corporation for Mr. Schwartz as of December 31, 2017 of approximately $1,556 per month.
(3)	Mr. Karim was previously Head of Engineering of the Corporation, and appointed Chief Product Officer and Chief Technology Officer in April, 2018 and COO in October, 2018.
(4)	Mr. Simpson was previously Head of Business Development, and appointed Chief Revenue Officer in April, 2018.

Termination of Employment in the Past Year

Steve Chung

Steve Chung resigned from his position as CEO of the Corporation effective April 12, 2018. There were no incremental termination payments made to Mr. Chung as a result of his termination.

Melissa Hatter

Melissa Hatter was appointed as Chief Operating Officer on April 12, 2018. Previously, Ms. Hatter served as Head of Client Services since August 2015, joining the Corporation in connection with the acquisition of Frankly Media. Ms. Hatter resigned as Chief Operating Officer on August 13, 2018. There were no incremental termination payments made to Ms. Hatter as a result of her termination.

Description of Incentive Plan

As of the date hereof, the Corporation’s only equity-based incentive plan is the Current Incentive Plan, which is available on SEDAR at www.sedar.com, and which is proposed to be amended as described in this Circular (the “Amended Plan”). A complete copy of the Amended Plan is attached hereto as Appendix “A” to this Circular. See “Amendment to the Incentive Plan” for a description of the Current Incentive Plan, as proposed to be amended. A complete copy of the Restated Plan is attached hereto as Appendix “A” to this Circular.

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Outstanding Share-Based Awards and Option-Based Awards

The following table sets out the value of all unexercised option-based and share-based awards for the Named Executive Officers outstanding as of December 31, 2017.

Option-Based Awards						Share-Based Awards
Name	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price (C$)	Option Expiration Date	Value of Unexercised in-the-money Options ($)(1)	Number of Common Shares or Units of Unvested Common Shares (#)		Market or Payout Value of Unvested Share-Based Awards ($)(2)	Market or Payout Value of Share-Based Awards Not Paid Out or Distributed ($)
Steve Chung Chief Executive	78,631	(4)	7,622 at $7.65	7,622 on August 7, 2023	-	15,539	(5)	42,577	-
Officer(3)			5,081 at $7.65	5,081 on August 7, 2023
			4,074 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	4,074 on January 29, 2025
			9,877 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	9,877 on January 29, 2025
			7,472 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	7,472 on April 1, 2025
			24,221 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	24,221 on February 10, 2026
			20,284 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	20,284 on March 3, 2027

Louis Schwartz COO and CFO(6)	28,174	(7)	5,111 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	5,111 on October 16, 2025	-	14,579	(8)	39,946	-
			12,110 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	12,110 on February 10, 2026
			10,593 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	10,593 on March 3, 2027

Omar Karim Head of Engineering(9)	4,910	(10)	1,107 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	1,107 on February 10, 2026	-	8,260	(11)	22,632	-
			3,803 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	3,803 on March 3, 2027

Melissa Hatter Head of Client Services(12)	5,291	(13)	1,107 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	1,107 on February 10, 2026	-	3,181	(14)	8,716	-
			4,184 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	4,184 on March 3, 2027

Jason Simpson	4,150	(16)	1,107 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	1,107 on February 10, 2026	-	2,520	(17)	6,905	-
Head of Business Development (15)			3,043 at CDN$7.10 (or $5.29 based on the exchange rate at March 3, 2017)	3,043 on March 3, 2027

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Notes:

(1)	Calculated based on the difference between the market value of the Common Shares underlying the options at December 29, 2017, the last day of trade prior to the end of the most recently completed financial year and the exercise price of the options. The last trading price of the Common Shares on the TSX-V as of December 29, 2017 was CAD$ 3.44 per Common Share. For consistency purposes, the value of the option based awards are converted from CAD$ to US$ as of the December 29, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2545.
(2)	Calculated based on the market value of the Common Shares underlying the RSUs at December 29, 2017, the last day of trade prior to the end of the most recently completed financial year. The last trading price of the Common Shares on the TSX-V as of December 29, 2017 was CAD$ 3.44 per Common Share. For consistency purposes, the value of the RSU awards are converted from CAD$ to US$ as of the December 29, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2545.
(3)	Steve Chung resigned as Chief Executive Officer and director as of April 12, 2018.
(4)	Mr. Chung was granted options to purchase 12,703 Common Shares on August 7, 2013, Options to purchase 23,718 Common Shares on January 29, 2015 (replaced with options to purchase 13,951 Common Shares at March 3, 2017), Options to purchase 12,704 Common Shares on April 1, 2015 (replaced with options to purchase 7,472 Common Shares at March 3, 2017), Options to purchase 41,176 Common Shares on February 10, 2016 (replaced with Options to purchase 24,221 Common Shares at March 3, 2017), and Options to purchase 20,284 Common Shares on March 3, 2017.
(5)	Mr. Chung was granted 11,323 RSUs on September 8, 2016 and 11,765 RSUs on March 3, 2017. The 14,569 RSUs that were awarded on April 1, 2015 were cancelled on February 3, 2016.
(6)	Louis Schwartz was appointed as Chief Executive Officer and a Director on April 12, 2018, succeeding Steve Chung who served as a director and Chief Executive Officer from February 1, 2013 to April 12, 2018. Previously, Mr. Schwartz served as Chief Operating Officer since February 2016 and Chief Financial Officer since July 2016.
(7)	Mr. Schwartz was granted Options to purchase 8,690 Common Shares on October 16, 2015 (replaced with Options to purchase 5,111 Common Shares at March 3, 2017), Options to purchase 20,588 Common Shares on February 10, 2016 (replaced with Options to purchase 12,110 Common Shares at March 3, 2017), and Options to purchase 10,953 Common Shares on March 3, 2017.
(8)	Mr. Schwartz was granted 24,677 RSUs on September 8, 2016 and 6,353 RSUs on March 3, 2017.
(9)	Omar Karim was appointed as Chief Product and Technology Officer on April 12, 2018 and additionally as Chief Operating Officer on October 19, 2018. Previously, Mr. Karim served as Head of Engineering since October 2015.
(10)	Mr. Karim was granted options to purchase 1,882 Common Shares on February 10, 2016 (replaced with Options to purchase 1,107 Common Shares at March 3, 2017), and Options to purchase 3,803 Common Shares on March 3, 2017.
(11)	Mr. Karim was granted 10,598 RSUs on November 9, 2015, 2,264 RSUs on September 8, 2016, and 2,206 RSUs on March 3, 2017.
(12)	Melissa Hatter was appointed as Chief Operating Officer on April 12, 2018. Previously, Ms. Hatter served as Head of Client Services since August 2015, joining the Corporation in connection with the acquisition of Frankly Media. Ms. Hatter resigned as Chief Operating Officer on August 13, 2018.
(13)	Ms. Hatter was granted Options to purchase 1,882 Common Shares on February 10, 2016 (replaced with Options to purchase 1,107 Common Shares at March 3, 2017), and Options to purchase 4,184 Common Shares on March 3, 2017.
(14)	Ms. Hatter was granted 2,264 RSUs on September 8, 2016, and 2,426 RSUs on March 3, 2017.
(15)	Jason Simpson was appointed as Chief Revenue Officer on April 12, 2018. Previously, Mr. Simpson served as Head of Business Development and Partnerships since April 1, 2016 and as Vice President, Client Services and Strategic Account Management since September 28, 2015.
(16)	Mr. Simpson was granted Options to purchase 1,882 Common Shares on February 10, 2016 (replaced with Options to purchase 1,107 Common Shares at March 3, 2017), and Options to purchase 3,043 Common Shares on March 3, 2017.
(17)	Mr. Simpson was granted 2,264 RSUs on September 8, 2016, and 1,765 RSUs on March 3, 2017.

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The following table sets out the option-based, share-based and non-equity based incentive plan amounts vested or earned in 2017 and excludes amounts paid in 2017 that have been deferred pursuant to the terms of the non-equity based incentive plans.

Name	Option-Based Awards - Value Vested During the Year ($)	Share-Based Awards - Value Vested During the Year ($)		Non-Equity Incentive Plan Compensation - Value Earned During the Year ($)
Steve Chung Chief Executive Officer(1)	-	15,702	(2)	-
Louis Schwartz COO and CFO(3)	-	34,218	(4)	-
Omar Karim Head of Engineering(5)	-	8,465	(6)	-
Melissa Hatter Head of Client Services(7)	-	3,139	(8)	-
Jason Simpson Head of Business Development(9)	-	3,139	(10)	-

Notes:

(1)	Steve Chung resigned as Chief Executive Officer and director as of April 12, 2018.
(2)	Mr. Chung had 7,549 RSUs vest on September 8, 2017, resulting in the issuance of 7,549 Common Shares. The value realized upon vesting is calculated based on the market value of the Common Shares at August 30, 2017, the last day of trade prior to the RSU vesting date of September 8, 2017. The last trading price of the Common Shares on the TSX-V as of September 8, 2017 was CAD$ 2.52 per Common Share. The value of the Common Shares is converted from CAD$ to US$ as of the September 8, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2132.
(3)	Louis Schwartz was appointed as Chief Executive Officer and a Director on April 12, 2018, succeeding Steve Chung who served as a director and Chief Executive Officer from February 1, 2013 to April 12, 2018. Previously, Mr. Schwartz served as Chief Operating Officer since February 2016 and Chief Financial Officer since July 2016.
(4)	Mr. Schwartz had 16,451 RSUs vest on September 8, 2017, resulting in the issuance of 16,451 Common Shares. The value realized upon vesting is calculated based on the market value of the Common Shares at August 30, 2017, the last day of trade prior to the RSU vesting date of September 8, 2017. The last trading price of the Common Shares on the TSX-V as of September 8, 2017 was CAD$ 2.52 per Common Share. The value of the Common Shares is converted from CAD$ to US$ as of the September 8, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2132.
(5)	Omar Karim was appointed as Chief Product and Technology Officer on April 12, 2018 and additionally as Chief Operating Officer on October 19, 2018. Previously, Mr. Karim served as Head of Engineering since October 2015.
(6)	Mr. Karim had 1,509 RSUs vest on September 8, 2017 and 2,650 RSUs vest on October 14, 2017, resulting in the issuance of a total of 4,159 Common Shares. The value realized upon vesting is calculated based on the market value of the Common Shares at August 30, 2017, the last day of trade prior to the RSU vesting date of September 8, 2017 and October 13, 2017, the last day of trade prior to the RSU vesting date of October 14, 2017. The last trading price of the Common Shares on the TSX-V was CAD$ 2.52 per Common Share and CAD$ 2.51 per Common Share as of September 8, 2017 and October 14, 2017, respectively. The value of the Common Shares is converted from CAD$ to US$ as of the September 8, 2017 and October 14, 2017 using the Bank of Canada closing exchange rate of US$ 1 for each CAD$ 1.2132 and CAD$ 1.2487, respectively.
(7)	Melissa Hatter was appointed as Chief Operating Officer on April 12, 2018. Previously, Ms. Hatter served as Head of Client Services since August 2015, joining the Corporation in connection with the acquisition of Frankly Media. Ms. Hatter resigned as Chief Operating Officer on August 13, 2018.

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(8)	Ms. Hatter had 1,509 RSUs vest on September 8, 2017, resulting in the issuance of 1,509 Common Shares. The value realized upon vesting is calculated based on the market value of the Common Shares at August 30, 2017, the last day of trade prior to the RSU vesting date of September 8, 2017. The last trading price of the Common Shares on the TSX-V as of September 8, 2017 was CAD$ 2.52 per Common Share. The value of the Common Shares is converted from CAD$ to US$ as of the September 8, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2132.
(9)	Jason Simpson was appointed as Chief Revenue Officer on April 12, 2018. Previously, Mr. Simpson served as Head of Business Development and Partnerships since April 1, 2016 and as Vice President, Client Services and Strategic Account Management since September 28, 2015.
(10)	Mr. Simpson had 1,509 RSUs vest on September 8, 2017, resulting in the issuance of 1,509 Common Shares. The value realized upon vesting is calculated based on the market value of the Common Shares at August 30, 2017, the last day of trade prior to the RSU vesting date of September 8, 2017. The last trading price of the Common Shares on the TSX-V as of September 8, 2017 was CAD$ 2.52 per Common Share. The value of the Common Shares is converted from CAD$ to US$ as of the September 8, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2132.

Termination and Change of Control Benefits

Except as described above under “Named Executive Officer Employment Agreements” and except for certain “single-trigger” Options granted in January of 2016, Frankly does not have change of control or liquidity event provisions in the employee contracts for the Named Executive Officers or incentive plans. However, in the event of a “Change in Control” (as defined in the Restated Plan), the Board may cause certain actions to be taken with respect to outstanding Awards, including the acceleration of any such options and RSUs or the payment of the “in the money” amount in respect thereof.

Director Compensation

The table below sets out a summary of total compensation applicable to each Director in respect of the 2017 fiscal year, other than Directors who serve as Named Executive Officers.

Name (a)	Fees Earned ($) (b)	Share-Based Awards ($) (c)		Option-Based Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Pension Value ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Tom Rogers	-	185,918	(2)	-	-	-	-	185,918
Steven Zenz	-	152,083	(3)	-	-	-	-	152,083
Samuel Hyun	-	89,530	(4)	-	-	-	-	89,530
Joseph Fiveash(1)	-	-		-	-	-	-	-

Notes:

(1)	Mr. Fiveash resigned as a Director in April, 2018.
(2)	Under the terms of his appointments, Mr. Rogers was awarded 8,823 RSUs at March 13, 2017. The 8,823 RSUs vested in one-third amounts on June 30, 2017, September 30, 2017 and December 31, 2017. In addition, Mr. Rogers was awarded 60,025 RSUs at November 3, 2017. The RSUs (excluding the 7,246 Strategic Process Committee RSUs) shall become vested pro-rata on the following schedule: (a) one-quarter (13,195 RSUs) on December 31, 2017, (b) one-quarter (13,195 RSUs) on March 31, 2018, (c) one-quarter (13,195 RSUs) on June 30, 2018, and (d) one-quarter (13,194 RSUs) on September 30, 2018. The 7,246 Strategic Process Committee RSUs shall become vested on the earlier of: (a) March 31, 2018, or (b) the conclusion of the Corporation’s Strategic Process, which shall be the date that the Board dissolves the Strategic Process Committee. Total fair value was determined as follows: (a) fair value of 8,823 RSUs which was based on the closing price of common shares on the date of issuance of March 13, 2017 of CDN$6.98 (or $5.19 based on the exchange rate at March 13, 2017), and (b) fair value of 60,025 RSUs which was based on the closing price of Common Shares on the date of issuance of November 3, 2017 of CDN$2.98 (or $2.33 based on the exchange rate at November 3, 2017).
(3)	Under the terms of his appointments, Mr. Zenz was awarded 8,823 RSUs at March 13, 2017. The 8,823 RSUs vested in one-third amounts on June 30, 2017, September 30, 2017 and December 31, 2017. In addition, Mr. Zenz was awarded 45,533 RSUs at November 3, 2017. The RSUs (excluding the 7,246 Strategic Process Committee RSUs) shall become vested pro-rata on the following schedule: (a) one-quarter (9,572 RSUs) on December 31, 2017, (b) one-quarter (9,572 RSUs) on March 31, 2018, (c) one-quarter (9,572 RSUs) on June 30, 2018, and (d) one-quarter (9,571 RSUs) on September 30, 2018. The 7,246 Strategic Process Committee RSUs shall become vested on the earlier of: (a) March 31, 2018, or (b) the conclusion of the Strategic Process, which shall be the date that the Board dissolves the Strategic Process Committee. Total fair value was determined as follows: (a) fair value of 8,823 RSUs which was based on the closing price of common shares on the date of issuance of March 13, 2017 of CDN$6.98 (or $5.19 based on the exchange rate at March 13, 2017), and (b) fair value of 45,533 RSUs which was based on the closing price of Common Shares on the date of issuance of November 3, 2017 of CDN$2.98 (or $2.33 based on the exchange rate at November 3, 2017).

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(4)	Under the terms of his appointments, Mr. Hyun was awarded 1,764 RSUs at August 7, 2017. The 1,764 RSUs were vested in full on December 31, 2017. In addition, Mr. Hyun was awarded 35,819 RSUs at November 3, 2017. The RSUs shall become vested pro-rata on the following schedule: (a) one-quarter (8,955 RSUs) on December 31, 2017, (b) one-quarter (8,955 RSUs) on March 31, 2018, (c) one-quarter (8,955 RSUs) on June 30, 2018, and (d) one-quarter (8,954 RSUs) on September 30, 2018. Total fair value was determined as follows: (a) fair value of 1,764 RSUs which was based on the closing price of Common Shares on the date of issuance of August 7, 2017 of CDN$4.23 (or $3.35 based on the exchange rate at August 7, 2017), and (b) fair value of 35,819 RSUs which was based on the closing price of Common Shares on the date of issuance of November 3, 2017 of CDN$2.98 (or $2.33 based on the exchange rate at November 3, 2017).

Going forward, the Board will consider appropriate Director compensation based upon, among other things, comparable compensation paid to a peer group of companies in the Canadian and U.S. marketplaces. The Corporation will also reimburse Directors for out-of-pocket expenses for, among other matters, attending meetings.

Directors and officers of the Corporation are covered by insurance in respect of liability that may be incurred by them acting in such capacity, unless the liability arises because such Director or officer fails to act honestly and in good faith with a View to the best interests of the Corporation. See “Directors’ and Officers’ Liability Insurance”.

Option-Based Awards and Share-Based Awards

The following table sets forth the details of all outstanding share-based awards and option-based awards of the Corporation granted to the Directors that were granted before, and remain outstanding as at the end of, the most recently completed financial year, other than Directors who serve as Named Executive Officers.

Option-Based Awards					Share-Based Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) (b)	Option Exercise Price ($) (c)	Option Expiration Date (d)	Value of Unexercised in-the-money Options ($) (e)	Number of Common Shares or Units of Unvested Common Shares (#) (f)		Market or Payout Value of Unvested Share-Based Awards ($) (g)(1)	Market or Payout Value of Share-Based Awards Not Paid Out or Distributed ($) (h)
Tom Rogers	-	-	-	-	46,830	(3)	128,314	-
Steven Zenz	-	-	-	-	35,961	(4)	98,533	-
Samuel Hyun	-	-	-	-	26,864	(5)	73,607	-
Joseph Fiveash(2)	-	-	-	-	-		-	-

Notes:

(1)	Calculated based on the market value of the Common Shares underlying the RSUs at December 29, 2017, the last day of trade prior to the end of the most recently completed financial year. The last trading price of the Common Shares on the TSX-V as of December 29, 2017 was CAD$ 3.44 per Common Share. For consistency purposes, the value of the RSU awards are converted from CAD$ to US$ as of the December 29, 2017 Bank of Canada closing exchange rate at US$ 1 for each CAD$ 1.2545.
(2)	Mr. Fiveash resigned as a Director in April, 2018.
(3)	Mr. Rogers was granted 60,025 RSUs on November 3, 2017.
(4)	Mr. Zenz was granted 45,533 RSUs on November 3, 2017.
(5)	Mr. Hyun was granted 35,819 RSUs on November 3, 2017.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets out the equity compensation plan information as at December 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Columns (a)) (c)
Equity compensation plans not approved by shareholders (Current Incentive Plan)	189,943	$5.47	22,177
Equity compensation plans not approved by shareholders (Amended Plan)	-	-	-
Total	189,943	$5.47	22,177

Security Ownership of Certain Beneficial Owners and Management Related Stockholder Matters

The following table sets forth, as of November 16, 2018, the total number of Common Shares owned beneficially by (i) each of the Corporation’s NEOs, (ii) each of the Corporation’s directors, (iii) all of the Corporation’s current directors and officers as a group, and (iv) each person who beneficially owns five per cent (5%) or more of the outstanding Common Shares. For purposes of calculating beneficial ownership, the applicable percentage of ownership is based upon 2,660,155 common shares outstanding as of November 16, 2018, which excludes (i) 62,672 Options issued and outstanding under the Current Incentive Plan, and (ii) 15,474 RSUs issued and outstanding under the Current Incentive Plan. Common Shares issuable pursuant to Options or Common Share purchase warrants exercisable within 60 days after November 16, 2018 are deemed outstanding for purposes of computing the percentage ownership of the person holding such Options or warrants, but are not deemed outstanding for computing the percentage of ownership for any other person. Unless otherwise indicated in the footnotes to this table, beneficial ownership of the Common Shares represents sole voting and investment power with respect to those Common Shares.

Name	Number of Common Shares	% of Common Shares
Directors and Named Executive Officers:
Steve Chung	103,992	3.9%
Louis Schwartz (1)	145,148	5.4%
Omar Karim (2)	17,830	*
Melissa Hatter	3,073	*
Jason Simpson (3)	11,436	*
Tom Rogers	70,612	2.7%
Steve Zenz	56,120	2.1%
Samuel Hyun	37,583	1.4%
All directors and executive officers as a group (8 persons)	445,794	16.6%

5% Owners (not included above):
Raycom Media, Inc. (4)(5)	1,418,485	40.2%
SKP America, LLC (6)	545,289	20.5%
Gannaway Entertainment, Inc. (7)	177,710	6.7%

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Notes:

* Less than one per cent (1%).

(1)	Includes options to purchase 18,109 Common Shares.
(2)	Includes options to purchase 2,550 Common Shares.
(3)	Includes options to purchase 2,202 Common Shares.
(4)	The business address for Raycom is 201 Monroe Street, RSA Tower, 20th Floor. Joseph Fiveash III, Raycom’s Senior Vice President of Digital Media and Strategy, holds the voting power and dispositive power with respect to such Common Shares.
(5)	Includes 871,160 warrants to purchase one Common Share per warrant at a price per Common Share equal to CDN$8.50 ($6.63 based on the exchange rate at August 18, 2016).
(6)	The business address for SKP America, LLC is 900 Middlefield Road, Redwood City, California 94063. Mr. Sang Won Kim, Head of Growth Office (Corporate Development) holds the voting power and dispositive power with respect to such Common Share.
(7)	The business address for Gannaway Entertainment, Inc. is 767 3rd Avenue, New York, NY 10017. Gary Gannaway, Chief Executive Officer, holds the voting power and dispositive power with respect to such Common Shares.

Indebtedness of Directors, Officers and Employees

None of the Directors, executive officers or nominees for election as Directors or their respective associates is, or at any time since the beginning of the most recently completed fiscal year has been, indebted to the Corporation or any of its subsidiaries or is, or has been since the beginning of the most recently completed fiscal year, indebted to another entity where the Corporation or any of its subsidiaries provided a guarantee, support agreement, letter of credit or other similar arrangement in connection with such debt. There was no indebtedness as at December 31, 2017 to the Corporation or any of its subsidiaries, excluding routine indebtedness, owing by present and former officers, present Directors or nominees for election, or employees of the Corporation and any of its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

The Corporation’s beneficial owners were not subject to the reporting requirements of Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2017.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Board of Directors

The Board currently comprises four (4) Directors as of the date of this Circular; being Tom Rogers, Louis Schwartz, Samuel Hyun, and Steven Zenz.

Only two (2) Directors (Steven Zenz and Tom Rogers) are independent from management of the Corporation for the purposes of National Instrument 58-101 - Corporate Governance. Mr. Schwartz is not independent as he serves as the Chief Executive Officer of the Corporation. Mr. Hyun is not considered independent as he has been an employee of SK Planet.

Mr. Rogers is the Chairman of the Board. The Chairman’s responsibilities include leadership of the Board and ensuring the Board’s efficient organization and operation. The Chairman of the Board is also responsible for ensuring that effective communication exists between the Board and management and that the Board is informed about the business of the Corporation.

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Mandate of the Board of Directors

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Corporation, and to act with a view towards the best interests of the Corporation. The Board is responsible for the oversight and review of:

●	the strategic planning process of the Corporation;

●	identifying the principal risks of the Corporation’s business and ensuring the implementation of appropriate systems to manage these risks;

●	succession planning, including appointing, training and monitoring senior management;

●	a communications policy for the Corporation to facilitate communications with investors and other interested parties; and

●	the integrity of the Corporation’s internal control and management information systems.

Shareholders and other interested parties may send written communications to the Board by mail addressed to the registered office of the Corporation to the attention of John Wilk, the Corporate Secretary. All such communications will be reviewed by the Corporate Secretary to determine whether each is appropriate and to whom it should be directed.

The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Compensation Committee, and the nominating and corporate governance committee (the “Nominating Committee”).

The Board and the Chief Executive Officer have not developed a written position description for the Chief Executive Officer. The Board delineates the role and responsibilities of the Chief Executive Officer through the executive employment agreement between Frankly and Mr. Schwartz. The employment agreement provides, among other things, that the Chief Executive Officer’s duties shall include overseeing the day-to-day operations of Frankly, strategic planning and business development.

Meetings of the Board of Directors

The Board meets at least once each quarter, with additional meetings held when appropriate. Meetings of the Board may be held by teleconference or other electronic means, as needed to discharge its responsibilities.

Selection of New Board Members

When considering new board members, the Directors consider what skills and competencies the Board as a whole should possess to be effective to the Corporation’s business. The results of this assessment are then compared to the inventory of skills and competencies possessed by the existing Directors.

In the selection of Directors, the Nominating Committee (i) identifies individuals qualified to become Directors and recommends Director candidates for election or re-election the Board; (ii) establishes standards for service on the Board; and (iii) makes recommendations to the Board regarding Board size and composition.

Independence of Board of Directors

The independence of the Board from management is supported through the in camera meeting of directors without management present.

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The Board has determined that Messrs. Zenz, Rogers and Hyun are “independent” as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules (the “Nasdaq Rules”). The Board currently consists of these three independent directors and Louis Schwartz, the Chief Executive Officer of the Corporation.

Leadership Structure and Risk Oversight

The Board is currently led by its chairman, Tom Rogers. The Board recognizes that it is important to determine an optimal leadership structure to ensure the independent oversight of management as the Corporation continues to grow. The Corporations separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Corporation and the day-to-day leadership and performance of the Corporation, while the Chairman of the Board provides guidance to the Chief Executive Officer presides over meetings of the Board. The Corporation believes that this separation of responsibilities provides a balanced approach to managing the Board and overseeing the Corporation.

The Board is actively involved in overseeing the Corporation’s risk management processes. The Board focuses on general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of the Corporation’s businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of the Corporation’s risk-related internal controls. The Compensation Committee considers risk and structures the Corporation’s executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Committee Chairs

Each committee chair is responsible for the effective organization and operation of the relevant committee he chairs and is required to provide leadership in discharging the mandate set out in the committee charter. The chair also acts as primary liaison between the relevant committee and the Corporation’s management where necessary. The chair of each committee reports directly to the Board.

Orientation and Education

The Board implemented an orientation program for new Directors designed to assist new Directors to understand the role of the Board and its committees, the contribution individual Directors are expected to make to the Corporation (including the commitment of time and energy that the Corporation expects) and the nature and operation of Frankly’s business.

In addition, new Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Corporation through discussions with the Corporation’s management and the incumbent Directors by periodic presentations from senior management on major business, industry and competitive issues. Management provides information to the Board and its committees as necessary to keep the Directors up—to—date with corporate governance requirements and best practices, the Corporation and its business and the environment in which it operates, as well as developments concerning the responsibilities of Directors.

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Disclosure, Securities Trading and Confidentiality Policy

The Board has adopted a Disclosure, Securities Trading and Confidentiality Policy that is designed to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the public in accordance with all applicable legal and regulatory requirements. It is applicable to all Directors, officers and employees of Frankly. The purpose of the Disclosure, Securities Trading and Confidentiality Policy is to provide directors, management, employees and others considered to be in a special relationship with Frankly direction on: (i) the process and restrictions for public disclosure made by Frankly, (ii) restrictions on trading securities of Frankly, and (iii) the use and handling of confidential information of Frankly. The Disclosure, Securities Trading and Confidentiality Policy prohibits the selective disclosure of material information regarding the Corporation or its business, it addresses securities trading matters, and provides for trading blackout periods and quiet periods.

Reporting Issuer Positions

The following table sets forth the proposed Directors of the Corporation that are directors of other reporting issuers (or the equivalent) in Canada or a foreign jurisdiction:

Name	Name of Reporting Issuer
Steven Zenz	Insignia Systems, Inc. William Blair Mutual Funds

Committees of the Board

Audit Committee

Under NI 51-110, the Corporation is required to include in this disclosure required under Form 52-110F2 with respect to the Audit Committee, including the composition of the Audit Committee, the text of the Audit Committee charter (attached hereto as Appendix “B”), and the fees paid to the external auditor.

The Directors of the Corporation have established an Audit Committee comprising three (3) Directors. The Audit Committee members are Tom Rogers, Steven Zenz and Samuel Huyn. The relevant education and experience of each member of the Audit Committee is provided above, under the heading “Director Nominees of Frankly Inc.” The Audit Committee members are independent, as the term is defined in N1 52- 110, and each member is financially literate in that each has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

As set out in the Audit Committee charter, the principal responsibilities of the Audit Committee include: (i) overseeing the quality and integrity of the internal controls and accounting procedures of the Corporation, including reviewing the Corporation’s procedures for internal control with the Corporation’s auditor and Chief Financial Officer; (ii) reviewing and assessing the quality and integrity of the Corporation’s annual and quarterly financial statements and related management discussion and analysis, as well as all other material continuous disclosure documents, such as the Corporation’s annual information form (if applicable); (iii) monitoring compliance with legal and regulatory requirements related to financial reporting; (iv) reviewing and approving the engagement of the auditor of the Corporation and independent audit fees; (v) reviewing the qualifications, performance and independence of the auditor of the Corporation, considering the auditor’s recommendations and managing the relationship with the auditor, including meeting with the auditor as required in connection with the audit services provided to the Corporation; (vi) assessing the Corporation’s financial and accounting personnel; (viii) reviewing the Corporation’s risk management procedures; (ix) reviewing any significant transactions outside the Corporation’s ordinary course of business and any pending litigation involving the Corporation; and (x) examining improprieties or suspected improprieties with respect to accounting and other matters that affect financial reporting.

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At no time since the commencement of the Corporation’s most recently completed financial period was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. At no time since the commencement of the Corporation’s most recently completed financial period has the Corporation relied on an exemption under NI 52-110, including the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52- 1 10.

A copy of the Audit Committee’s report on the fiscal year ended December 31, 2017 is attached to this Circular as Appendix “D”.

The aggregate fees billed by the Corporation’s external auditors for the Corporation’s fiscal years ending December 31, 2017 and December 31, 2016 are approximately as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2017	320,757	-	-	-	320,757
2016	667,207	-	-	-	667,207

Compensation Committee

The Compensation Committee oversees the remuneration policies and practices of the Corporation. In particular, the principal responsibilities and purpose of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities in relation to: (i) the evaluation and compensation of the Chief Executive Officer, the Chief Financial Officer, the Chief Technology Officer and other members of the Corporation’s senior management; (ii) the compensation of the Board; and (iii) any additional matters delegated to the Compensation Committee by the Board. The Compensation Committee shall report to the Board on a regular basis. The Committee shall also oversee the preparation of and make recommendations in respect of the Corporation’s executive compensation disclosure, as required by applicable legislation, regulatory requirements and policies of the Canadian Securities Administrators, as applicable.

The Compensation Committee will meet as frequently as is appropriate to fulfill its responsibilities, which will not be less than once a year. In discharging its mandate, the Compensation Committee shall have the authority to retain (and authorize the payment by the Corporation of) and receive advice from special legal or other advisers as the Compensation Committee determines to be necessary to permit it to carry out its duties.

The Compensation Committee currently comprises three (3) Directors: Tom Rogers, Steven Zenz and Samuel Hyun. Messrs Rogers and Zenz are independent for the purposes of National Instrument 58-101 - Corporate Governance. The relevant education and experience of each member of the Compensation Committee is provided above, under the heading “Director Nominees of Frankly Inc.”.

The Compensation Committee Charter, dated December 23, 2014 and passed on January 29, 2015 by a Board resolution, contemplates that the appointment of members to the Compensation Committee shall take place annually at the first meeting of the Board after a meeting of Shareholders at which the Directors are elected. The Board may appoint a member to fill a vacancy that occurs between the annual election of Directors.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Samuel Hyun (Chair), Steven Zenz and Tom Rogers. The Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s primary duties, including:

●	identifying individuals qualified to become members of the Board and recommending director candidates for election or re—election to the Board;

●	maintaining oversight of the Board and governance functions and effectiveness;

●	considering and making recommendations to the Board regarding board size and composition;

●	committee composition and structure and procedures affecting Directors, and each Director’s independence;

●	establishing standards for service on the Board; and

●	advising the Board on candidates for executive offices, and conducting appropriate investigation of such candidates.

The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2017.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Corporation annually renews and purchases insurance coverage for Directors’ and officers’ liability. The current term (December 23, 2017 to December 23, 2018) premium of approximately $134,107 covers Directors’ and officers’ liability for an aggregate limit of $15,000,000. This premium is paid entirely by the Corporation.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available under the Corporation’s profile on SEDAR, online at www.sedar.com. Financial information relating to the Corporation is provided in the comparative annual Financial Statements and the accompanying management’s discussion and analysis. Copies of the Financial Statements, together with the accompanying report of the auditor and the accompanying management’s discussion and analysis, and any interim consolidated financial statements of the issuer that have been filed for any period after the end of the Corporation’s most recently completed financial year are available to anyone upon request to Michael Munoz, Chief Financial Officer of the Corporation at 27-01 Queens Plaza North Suite 502, Long Island City, NY 11101 and without charge to Shareholders, and are also available under the Corporation’s profile on SEDAR, online at www.sedar.com.

DIRECTORS’ APPROVAL

The contents of this Circular and its sending to Shareholders have been approved by the Board.

Dated this 16th day of November, 2018.

BY ORDER OF THE BOARD OF DIRECTORS OF FRANKLY INC.

By:	/s/ Louis Schwartz
Name:	Louis Schwartz
Title:	Chief Executive Officer

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APPENDIX “A”

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

1.	Effective date, Purpose and Term of Plan.

(a)	Effective Date. The amended and restated Plan is effective as of November 16, 2018 subject to Section 13(j).

(b)	Purpose. The purpose of the Plan is to enable the Officers, Employees, Directors and Consultants of the Company and any subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

(c)	Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that the Plan shall be put before shareholders of the Company for re-approval on an annual basis or such other basis required by applicable stock exchange rules.

2.	Definitions and Construction.

(a)	Definitions. The following terms have the meanings set forth below:

(A)	“Affiliate” has the same meaning as “affiliated companies” in the Securities Act (Ontario), as amended from time to time, and shall also include those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities.

(B)	“Award” means an Option or Restricted Stock Unit granted under the Plan.

(C)	“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award.

(D)	“Blackout Period” means a period of time when, pursuant to any policies of the Company, securities of the Company may not be traded by certain persons as designated by the Company.

(E)	“Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(F)	“Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant’s improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company.

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(G)	“Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(I)	a merger, consolidation or other reorganization, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor company are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(II)	a sale, transfer or other disposition of all or substantially all of the Company’s assets in liquidation or dissolution of the Company; or

(III)	the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a transfer of the then issued and outstanding voting securities of the Company by one or more of the Company’s shareholders.

Anything in the foregoing to the contrary notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, a sale by the Company of its securities in a transaction, the primary purpose of which is to raise capital for the Company’s operations and business activities including, without limitation, any public offering of the Company’s securities shall not constitute a Change in Control.

(H)	“Class A Share” means a Class A convertible restricted voting share of the Company as may be outstanding from time to time.

(I)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(J)	“Committee” means the compensation committee or other committee or subcommittee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any limitations imposed by applicable laws, the Company’s constating documents, and applicable stock exchange rules.

(K)	“Company” means Frankly Inc., a corporation formed under the laws of Ontario, and any subsidiaries, including any successor thereof.

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(L)	“Consultant” means, in relation to the Company, an individual (other than an Employee or a Director of the Company) or company that:

(I)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an affiliate of the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities;

(II)	provides the services under a written contract between the Company or an affiliate of the Company and the individual or the company, as the case may be, provided that the identity of such individual or company, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such individual or company pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act;

(III)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company; and

(IV)	has a relationship with the Company or an affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(M)	“Director” means a member of the Board.

(N)	“Disability” means the inability of Participant to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(O)	“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of the Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(P)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(Q)	“Fair Market Value” of the Shares on any given date means the volume-weighted average price of the Shares on a stock exchange or over-the-counter market where the majority of the trading volume and value of the Shares occurs, for the five trading days immediately preceding the relevant date on which Fair Market Value is to be determined. If the Shares are not listed for trading on a stock exchange or over-the- counter market, the Fair Market Value shall be determined in good faith by the Board.

(R)	“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

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(S)	“Insider” has the meaning given to that term in the Securities Act (Ontario), as amended from time to time, and shall include associates and affiliates of the Insider and any other person whose transactions in Shares are subject to Section 16 of the Exchange Act.

(T)	“Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(U)	“Investor Relations Activities” means any activities, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include: (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Company (i) the promotion or sale of products or services of the Company, or (ii) raising public awareness of the Company, that cannot reasonably be considered to promote the purchase or sale of securities of the Company; (b) activities or communications necessary to comply with the requirements of: (i) applicable securities laws; (ii) exchange requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Company; (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if: (i) the communication is only through the newspaper, magazine or publication, and (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or (d) activities or communications that may be otherwise specified by the exchange.

(V)	“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(W)	“Officer” means any person designated by the Board as an officer of the Company.

(X)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(Y)	“Participant” means any eligible person who has been granted one or more Awards.

(Z)	“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee in its discretion to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award shall provide for a targeted level or levels of achievement using one or more of the following measures or such other measures determined by the Board: (a) cash flow, (b) earnings per share, (c) gross revenue, (d) market share, (e) return on capital, (f) total shareholder return, (g) share price performance, (h) return on assets or net assets, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, (n) return on invested capital, (o) product release schedules, (p) new product innovation, (q) product cost reduction through advanced technology, (r) brand recognition/acceptance, (s) product shipment targets, (t) customer satisfaction, (u) market capitalization or (v) shareholder diversification.

(AA)	“Plan” means this Frankly Inc. Amended and Restated Equity Incentive Plan as amended from time to time.

(BB)	“Restricted Stock Unit” means an Award of a right to receive Shares on a future date granted pursuant to Section 7.

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(CC)	“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(DD)	“Securities Act” means the Securities Act of 1933, as amended.

(EE)	“Service” means a Participant’s employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be an affiliate of the Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(FF)	“Share” means a common share in the capital of the Company, as adjusted from time to time in accordance with Section 4(b).

(GG)	“Subsidiary Corporation “ means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(HH)	“Ten Percent Shareholder” means a person who, at the time an Award is granted to such person, owns securities possessing ten percent (10%) or more of the total combined voting power of all classes of securities of the Company within the meaning of Section 422(b)(6) of the Code.

(II)	“Vesting Conditions” means those conditions established in accordance with the Plan prior to the satisfaction of which Shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such Shares upon the Participant’s termination of Service.

(b)	Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

(a)	Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

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(b)	Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

(c)	Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(A)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Shares to be subject to each Award;

(B)	to determine the type of Award granted;

(C)	to determine the Fair Market Value of Shares or other property;

(D)	to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the method for satisfaction of any tax withholding obligation arising in connection with any Award or Shares acquired pursuant thereto, including by the withholding or delivery of Shares, (iii) the timing, terms and conditions of the exercisability or vesting of any Award or Shares acquired pursuant thereto, (iv) the time of expiration of any Award, (v) the effect of any Participant’s termination of Service on any of the foregoing, (vi) the Performance Goal, if any, and level of achievement versus the Performance Goal that shall determine the number of securities granted, issued, retainable and/or vested, and (vii) all other terms, conditions and restrictions applicable to any Award or Shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(E)	to approve one or more forms of Award Agreement;

(F)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any Shares acquired pursuant thereto;

(G)	to accelerate, continue, extend or defer the exercisability or vesting of any Award or any Shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(H)	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

(I)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(J)	to make all other determinations deemed necessary or advisable for administering the Plan.

(d)	Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

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(e)	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as an Officer or Employee of the Company, members of the Board and any Officer or Employee of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject to Plan.

(a)	Maximum Number of Shares Issuable under Awards. Subject to adjustment as provided in Section (b), the maximum aggregate number of Shares that may be issued under Options and Restricted Stock Units is 532,031 which represents 20% of the aggregate number of Shares and Class A Shares issued and outstanding as of the Effective Date set forth above in Section 1(a). If an outstanding Award for any reason expires or is terminated or canceled or if Shares are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant’s exercise or purchase price, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for issuance under the Plan.

(b)	Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and kind of Shares subject to the Plan and to any outstanding Awards, in the maximum aggregate number of Shares that may be issued under Options (whether Incentive Stock Options or Nonstatutory Stock Options) and Restricted Share Units, set forth in Section (a), and in the exercise or purchase price per Share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the exercise or purchase price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional Share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per Share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the Shares subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5.	Eligibility and Award Limitations.

(a)	Persons Eligible for Awards. Awards may be granted only to bona fide Employees, Officers, Directors and Consultants.

(b)	Participation in the Plan. Awards are granted solely at the discretion of the Board. Participants may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

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(c)	Option Limitations.

(A)	Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(B)	Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options become exercisable by a Participant for the first time during any calendar year for Shares having a Fair Market Value greater than one hundred thousand dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section (c), options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Shares shall be determined as of the time the Option with respect to such Shares is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, Shares issued pursuant to each such portion shall be separately identified.

(d)	Limitations on Award Grants to any One Participant. The aggregate number of Awards granted to any one person (and any companies owned by that person) in a twelve month period must not exceed 5% of the number that is equal to the sum of the issued and outstanding Shares and the issued and outstanding Class A Shares, calculated on the date an Award is granted to the person. As set forth in sections (e) and (f) below, more restrictive limitations are imposed upon persons that are Consultants or retained to provide Investor Relations Activities.

(e)	Limitations on Award Grants to Consultants. The aggregate number of Awards granted to any one Consultant in a twelve month period must not exceed 2% of the number that is equal to the sum of the issued and outstanding Shares and the issued and outstanding Class A Shares, calculated at the date an Award is granted to the Consultant. This 2% limit is included within the Award limitations prescribed by section (d).

(f)	Limitations on Award Grants to Participants Performing Investor Relations Activities.

(A)	The aggregate number of Awards granted to all Participants retained to provide Investor Relations Activities must not exceed 2% of the number that is equal to the sum of the issued and outstanding Shares and the issued and outstanding Class A Shares of the Company in any twelve month period, calculated at the date an Award is granted to any such Participant. This 2% limit is included within the Award limitations prescribed by section (d). Participants retained to provide Investor Relations Activities shall include any Consultant that performs Investor Relations Activities and any Employee or Director whose role and duties primarily consist of Investor Relations Activities.

(B)	Awards issued to Participants retained to provide Investor Relations Activities shall vest in stages over a period of not less than twelve months with no more than 25% of the Awards vesting in any three month period.

(C)	The Board shall, through the establishment of appropriate procedures, monitor the trading in the securities of the Company by all Participants performing Investor Relations Activities. These procedures may include, for example, the establishment of a designated brokerage account through which the Participant conducts all trades in the securities of the Company or a requirement for such Participants to file insider trade reports with the Board.

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6.	Stock Options.

Options shall be evidenced by Award Agreements specifying the number of Shares covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)	Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per Share for an Option shall not be less than the Fair Market Value of a Share on the effective date of grant of the Option, less the maximum discount available pursuant to applicable securities laws and stock exchange rules, and (b) no Incentive Stock Option granted to a Ten Percent Shareholder shall have an exercise price per Share less than one hundred ten percent (110%) of the Fair Market Value of a Share on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another Option in a manner qualifying under the provisions of Section 424(a) of the Code; provided, however, that, so long as the Shares of the Company are listed for trading on the TSX Venture Exchange (the “TSXV”), in no event, shall the exercise price be lower than the “Discounted Market Price” as defined in the policies of the TSXV or such other price as permitted pursuant to a waiver obtained from the TSXV. Approval from disinterested Shareholders of the Company shall be obtained in connection with any reduction in the exercise price of Options held by an Insider at the time of the proposed amendment.

(b)	Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, Performance Goals and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, subject to extension where the expiry date falls within a Blackout Period, and (b) no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. Any Options exercised prior to the expiry of a hold period imposed by any stock exchange on which the Shares may be listed from time to time shall be legended with the stock exchange’s hold period commencing on the date the stock options were granted.

(c)	Payment of Exercise Price.

(A)	Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of Shares being purchased pursuant to any Award shall be made in cash, unless otherwise permitted by the Board and applicable securities regulatory authorities, including any stock exchange on which the Company’s securities are listed. Notwithstanding, so long as the Shares of the Company are listed for trading on the TSXV, payment of the exercise price for the number of Shares being purchased pursuant to any Award shall be made in cash unless otherwise permitted pursuant to a waiver obtained from the TSXV.

(d)	Effect of Termination of Service.

(A)	Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

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(I)	Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(II)	Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested Share on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(III)	Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(IV)	Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(e)	Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All Options are non-assignable and non-transferable.

(f)	Blackout Period Extensions. Notwithstanding anything to the contrary in this Plan, if the expiry date for any Award falls within a Blackout Period or within 10 business days from the expiration of a Blackout Period (such Award to be referred to as “Blackout Period Awards”), the expiry date of such Blackout Period

Awards shall be automatically extended to the date that is the 10th business day following the end of the Blackout Period, such 10th business day to be considered the expiry date for such Blackout Period Award for all purposes under this Plan.

7.	Restricted Stock Units.

Restricted Stock Units shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)	Types of Restricted Stock Unit Awards Authorized. Restricted Stock Units may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more Performance Goals.

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(b)	Number of Securities. Each Award Agreement will specify the number of Restricted Stock Units awarded and will provide for the adjustment of such number in accordance with the limitations set forth in the Plan.

(c)	Purchase Price. The purchase price for Shares issuable under each Restricted Stock Unit Award shall be established by the Board in its discretion. Except as may be required by applicable law or the requirements of any stock exchange or market system upon which the Shares may be listed or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Unit Award.

(d)	Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of Shares being purchased pursuant to any Restricted Stock Unit Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law or the requirements of any stock exchange or market system upon which the Shares may be listed, or (c) by any combination thereof.

(e)	Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Unit Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions, time periods or Performance Goals, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any Shares subject to such Restricted Stock Unit Award would otherwise occur on a day on which the sale of such Shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such Shares would not violate the Insider Trading Policy.

(f)	Settlement of Restricted Stock Units.

(A)	Procedure; Rights as a Shareholder. Any Restricted Stock Unit Award granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. Until the Restricted Stock Unit Awards are settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are delivered, except as provided in Section 4(b) of the Plan or the applicable Award Agreement.

(B)	Nontransferability of Restricted Stock Unit Award Rights. Rights to acquire Shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

(C)	Cessation of Services. Each Award Agreement will specify the consequences of a Participant’s ceasing to be a Service provider prior to the settlement of a Restricted Stock Unit Award.

8.	Standard Forms of Award Agreements.

(a)	Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Award Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Board may approve from time to time.

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(b)	Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

9.	Change in Control.

(a)	Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

(A)	Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(B)	Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether securities, cash, property, or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock in the capital of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each Share to consist solely of common stock in the capital of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(C)	Cash-Out of Outstanding Awards. Subject to the approval of the TSXV (so long as the Shares of the Company are listed for trading on the TSXV), the Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in cash, in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment in cash (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

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(b)	Federal Excise Tax Under Section 4999 of the Code.

(A)	Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(B)	Determination by Independent Accountants. To aid the Participant in making any election called for under Section 9(b)(A), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 9(b)(A), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Company shall cause the Accountants to determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 9(b)(B).

10.	Tax Withholding.

(a)	Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including any social insurance tax), if any, required by law to be withheld by the Company with respect to an Award or the Shares acquired pursuant thereto. The Company shall have no obligation to deliver Shares or to release Shares from an escrow established pursuant to an Award Agreement until the Company’s tax withholding obligations have been satisfied by the Participant.

(b)	Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

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11.	Compliance with Securities Law.

The grant of Awards and the issuance of Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no Award may be exercised or Shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the Shares issuable pursuant to the Award or (b) the Shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the prospectus or registration requirements of applicable securities laws. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.	Amendment or Termination of Plan.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of Shares that may be issued under the Plan (except by operation of the provisions of Section 4(b)), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Shares may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

13.	Miscellaneous Provisions.

(a)	Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of the Company or any of its affiliates to terminate the Participant’s Service at any time. To the extent that an employee of an affiliate of the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

(b)	Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares covered by an Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in Section 4(b) or another provision of the Plan. In addition, any rights that a Participant has with respect to any Shares issued under any Award shall be subject to the terms and conditions of the Company’s Bylaws.

(c)	Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry Shares credited to the account of the Participant, (b) by depositing such Shares for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such Shares to the Participant in certificate form.

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(d)	Fractional Shares. The Company shall not be required to issue fractional Shares upon the exercise or settlement of any Award.

(e)	Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or its affiliate’s’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

(f)	Section 409A of the Code. Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Section 13(f) in good faith; provided that neither the Company, the Board nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 13(f).

(g)	Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

(h)	No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company or an affiliate of the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an affiliate of the Company to take any action which such entity deems to be necessary or appropriate.

(i)	Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the Province of Ontario, without regard to its conflict of law rules.

(j)	Shareholder Approval. The Plan or any increase in the maximum aggregate number of Shares issuable thereunder as provided in Section 4(a) (the “Authorized Shares”) shall be approved by a majority of the outstanding Shares of the Company entitled to vote within twelve (12) months before or after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be.

Effective as of December 23, 2014, as duly approved by resolution of the shareholders of Frankly Inc. (formerly WB III Acquisition Corp.) on December 10, 2014.

A-15

Amended and restated as of March 23, 2015 and approved by resolution of the shareholders of Frankly Inc. dated June 18, 2015.

Amended and restated as of January 22, 2016, and approved by resolution of the shareholders of Frankly Inc. dated June 30, 2016

Amended and restated as of March 2, 2017 and October 1, 2017 and approved by resolution of the shareholders of Frankly Inc. dated September 27, 2017.

Amended and restated as of November 16, 2018 and approved by resolution of the shareholders of Frankly Inc. dated ___________________, 2018.

A-16

APPENDIX “B”
ORDINARY RESOLUTION OF THE SHAREHOLDERS OF FRANKLY INC.

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

(A)	the amended and restated equity incentive plan (the “Restated Plan”) of Frankly Inc. (the “Corporation”), as described in the management information circular (the “Circular”) dated November 16, 2018, be and the same is hereby approved and adopted;

(B)	the maximum aggregate number of common shares of the Corporation (“Common Shares”) that may be issued under the Restated Plan pursuant to the exercise of stock options and restricted stock units (as defined by the Restated Plan) shall not exceed 532,031 Common Shares;

(C)	the board of directors of the Corporation be authorized to revoke this resolution before it is acted upon without requiring further approval of the shareholders of the Corporation in that regard; and

(D)	any one director or officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to perform all such acts and deeds and things and execute, under the corporate seal of the Corporation or otherwise, deliver and file all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

B-1

APPENDIX “C”
AUDIT COMMITTEE CHARTER

January 25, 2017

NAME

There shall be a committee of the board of directors (the “Board”) of Frankly Inc. (the “Company”) known as the Audit Committee.

PURPOSE OF AUDIT COMMITTEE

The Audit Committee has been established to assist the Board in fulfilling its oversight responsibilities with respect to the following principal areas:

(k)	the Company’s external audit function; including the qualifications, independence, appointment and oversight of the work of the external auditors;

(l)	the Company’s accounting and financial reporting requirements;

(m)	the Company’s reporting of financial information to the public;

(n)	the Company’s compliance with law and regulatory requirements;

(o)	the Company’s risks and risk management policies;

(p)	the Company’s system of internal controls and management information systems; and

(q)	such other functions as are delegated to it by the Board.

Specifically, with respect to the Company’s external audit function, the Audit Committee assists the Board in fulfilling its oversight responsibilities relating to: the quality and integrity of the Company’s financial statements; the independent auditors’ qualifications; and the performance of the Company’s independent auditors.

MEMBERSHIP

The Audit Committee shall consist of as many members as the Board shall determine but, in any event not fewer than three directors appointed by the Board. Each member of the Audit Committee shall be “independent” and continue to be a member until a successor is appointed, unless the member resigns, is removed or ceases to be a director of the Company. The Board may fill a vacancy that occurs in the Audit Committee at any time.

Members of the Audit Committee shall be selected based upon the following and in accordance with applicable laws, rules and regulations:

(a)	Financially Literate. Each member shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. For these purposes, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements. At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and NASDAQ.

C-1

CHAIR AND SECRETARY

The Chair of the Audit Committee shall be designated by the Board. If the Chair is not present at a meeting of the Audit Committee, the members of the Audit Committee may designate an interim Chair for the meeting by majority vote of the members present. The Secretary of the Company shall be the Secretary of the Audit Committee, provided that if the Secretary is not present, the Chair of the meeting may appoint a secretary for the meeting with the consent of the Audit Committee members who are present. A member of the Audit Committee may be designated as the liaison member to report on the deliberations of the audit committees of affiliated companies (if applicable).

MEETINGS

The Chair of the Audit Committee, in consultation with the Audit Committee members, shall determine the schedule and frequency of the Audit Committee meetings provided that the Audit Committee will meet at least four times in each fiscal year and at least once in every fiscal quarter. The Audit Committee shall have the authority to convene additional meetings as circumstances require.

Notice of every meeting shall be given to the external and internal auditors of the Company, and meetings shall be convened whenever requested by the external auditors or any member of the Audit Committee in accordance with applicable law. The Audit Committee shall meet separately and periodically with management, legal counsel and the external auditors.

MEETING AGENDAS

Agendas for meetings of the Audit Committee shall be developed by the Chair of the Audit Committee in consultation with the management and the corporate secretary, and shall be circulated to Audit Committee members as far in advance of each Audit Committee meeting as is reasonable.

RESOURCES AND AUTHORITY

The Audit Committee shall have the resources and the authority to discharge its responsibilities, including the authority, in its sole discretion, to engage, at the expense of the Company, outside consultants, independent legal counsel and other advisors and experts as it determines necessary to carry out its duties, without seeking approval of the Board or management. The Audit Committee shall have the authority, without seeking approval of the Board or management, to set and pay the compensation for any such outside consultants, independent legal counsel and other advisors and experts employed by the Audit Committee in connection with carrying out its duties.

The Audit Committee shall have the authority to conduct any investigation necessary and appropriate to fulfilling its responsibilities, and has direct access to and the authority to communicate directly with the internal and external auditors, the counsel of the Company and other officers and employees of the Company.

The members of the Audit Committee shall have the right for the purpose of performing their duties to inspect all the books and records of the Company and its subsidiaries and to discuss such accounts and records and any matters relating to the financial position, risk management and internal controls of the Company with the officers and external and internal auditors of the Company and its subsidiaries. Any member of the Audit Committee may require the external or internal auditors to attend any or every meeting of the Audit Committee.

RESPONSIBILITIES

The Company’s management is responsible for preparing the Company’s financial statements and the external auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of those activities by the Company’s management and external auditors, and overseeing the activities of the internal auditors (as applicable)

The specific responsibilities of the Audit Committee shall include those listed below. The enumerated responsibilities are not meant to restrict the Audit Committee from examining any matters related to its purpose.

C-2

1.	Financial Reporting Process and Financial Statements

The Audit Committee shall:

(a)	in consultation with the external auditors and the internal auditors, review the integrity of the Company’s financial reporting process, both internal and external, and any major issues as to the adequacy of the internal controls and any special audit steps adopted in light of material control deficiencies;

(b)	review all material transactions and material contracts entered into between (i) the Company or any subsidiary of the Company, and (ii) any subsidiary, director, officer, insider or related party of the Company, other than transactions in the ordinary course of business;

(c)	review and discuss with management and the external auditors: (i) the preparation of the Company’s annual audited consolidated financial statements and its interim unaudited consolidated financial statements; (ii) whether the financial statements present fairly (in accordance with accounting principles generally accepted in the United States of America, or, if applicable, IFRS) in all material respects the financial condition, results of operations and cash flows of the Company as of and for the periods presented; (iii) any matters required to be discussed with the external auditors; (iv) an annual report from the external auditors of the matters required to be discussed under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 including: (A) all critical accounting policies and practices used by the Company; (B) all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the external auditors; and (C) other material written communications between the external auditors and management;

(d)	following completion of the annual audit, review with each of: (i) management; (ii) the external auditors; and (iii) the internal auditors, any significant issues, concerns or difficulties encountered during the course of the audit;

(e)	resolve disagreements between management and the external auditors regarding financial reporting;

(f)	review the interim quarterly and annual financial statements, Management’s Discussion and Analysis and annual and interim profit or loss press releases prior to the public disclosure of such information; and

(g)	review and be satisfied that adequate procedures are in place for the review of the public disclosure of financial information by the Company extracted or derived from the Company’s financial statements, other than the disclosure referred to in

(h)	above, and periodically assess the adequacy of those procedures.

2.	External auditors

The Audit Committee shall:

(a)	require the external auditors to report directly to the Audit Committee;

(b)	be directly responsible for the selection, nomination, compensation, retention, termination and oversight of the work of the Company’s external auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and in such regard recommend to the Board the external auditors to be nominated for approval by the shareholders;

C-3

(c)	approve all audit engagements and must pre-approve the provision by the external auditors of all non-audit services, including fees and terms for all audit engagements and non-audit engagements, and in such regard the Audit Committee may establish the types of non-audit services the external auditors shall be prohibited from providing and shall establish the types of audit, audit related and non-audit services for which the Audit Committee will retain the external auditors. The Audit Committee may delegate to one or more of its independent members the authority to pre-approve non-audit services, provided that any such delegated pre-approval shall be exercised in accordance with the types of particular non-audit services authorized by the Audit Committee to be provided by the external auditor and the exercise of such delegated pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting following such pre-approval;

(d)	review and approve the Company’s policies for the hiring of partners and employees and former partners and employees of the present and former external auditors;

(e)	receive written communications from the external auditor, consistent with PCAOB Rule 3526, on all relationships between the external auditor and the Company or persons in financial oversight reporting roles at the Company that may be thought to bear on the external auditor’s independence and the written affirmation of the external auditor of their independence as of the date of the communication. Actively engage in a dialogue with the external auditor regarding any relationship or services that may impact the objectivity or independence of the external auditor. Evaluate the qualifications, performance and independence of the auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. Confirm with the independent auditor that the rotation of the audit partner, lead partner and concurring partner of the external auditor is occurring as required by law. Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act regarding the detection and reporting of any illegal acts.

(f)	request and review the audit plan of the external auditors as well as a report by the external auditors to be submitted at least annually regarding: (i) the external auditing firm’s internal quality-control procedures; (ii) any material issues raised by the external auditor’s own most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

3.	Accounting Systems and Internal Controls

The Audit Committee shall:

(a)	oversee management’s design and implementation of and reporting on internal controls. The Audit Committee shall also receive and review reports from management, the internal auditors and the external auditors on an annual basis with regard to the reliability and effective operation of the Company’s accounting system and internal controls; and

(b)	review annually the activities, organization and qualifications of the internal auditors and discuss with the external auditors the responsibilities, budget and staffing of the internal audit function.

C-4

4.	Legal and Regulatory Requirements

The Audit Committee shall:

(a)	receive and review timely analysis by management of significant issues relating to public disclosure and reporting;

(b)	review, prior to finalization, periodic public disclosure documents containing financial information, including the Management’s Discussion and Analysis and Annual Information Form, if required;

(c)	prepare the report of the Audit Committee required to be included in the Company’s periodic filings;

(d)	review with the Company’s counsel legal compliance matters, significant litigation and other legal matters that could have a significant impact on the Company’s financial statements; and

(e)	assist the Board in the oversight of compliance with legal and regulatory requirements and review with legal counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with legal and regulatory responsibilities.

5.	Additional Responsibilities

The Audit Committee shall:

(a)	discuss policies with the external auditor, internal auditor and management with respect to risk assessment and risk management, including discussing with management the Company’s major risk exposures and the steps that have been taken to monitor and control such exposures;

(b)	establish procedures and policies for the following:

(i)	the receipt, retention, treatment and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(ii)	the confidential, anonymous submission by directors or employees of the Company of concerns regarding questionable accounting or auditing matters or any potential violations of legal or regulatory provisions;

(c)	prepare and review with the Board an annual performance evaluation of the Audit Committee;

(d)	report regularly to the Board, including with regard to matters such as the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance of the internal audit function, and the performance and independence of the external auditors; and

(e)	review and reassess the adequacy of the Audit Committee’s Charter on an annual basis.

6.	Limitation on the Oversight Role of the Audit Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Audit Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all members of the Board are subject.

Each member of the Audit Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives financial and other information, and the accuracy of the information provided to the Company by such persons or organizations.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with applicable accounting principles and standards and applicable rules and regulations. These are the responsibility of management and the external auditors.

C-5

APPENDIX “D”

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Frankly’s financial reporting and compliance programs. In particular, the Audit Committee’s responsibilities include fulfilling public company audit committee obligations and assisting the Board of Directors in fulfilling its oversight responsibilities in relation to the disclosure of financial statements and information derived from financial statements, including the review of the annual and interim financial statements of Frankly, the integrity and quality of Frankly’s financial reporting and internal controls, Frankly’s legal and regulatory requirements, and the qualifications, independence, engagement, compensation and performance of Frankly’s external auditor. As of the date of this report, the current members of the Audit Committee are: Steven Zenz (Chairperson), Choong Sik (Samuel) Hyun and Tom Rogers. Mr. Zenz satisfies the requirements for being designated an audit committee financial expert as defined in SEC regulations because of his financial and accounting expertise. Upon the appointment of Mr. Zenz and Mr. Rogers on September 28, 2016, Mr. Fiveash was removed from the Audit Committee. The Audit Committee met 4 times during the fiscal year ended December 31, 2017.

Frankly’s management is responsible for preparing Frankly’s financial statements and the overall reporting process, including Frankly’s system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of Frankly’s independent registered public accounting firm, Baker Tilly Virchow Krause LLP (“Baker Tilly”). That firm reports directly to the Audit Committee. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States (“U.S. GAAP”).

The Audit Committee also meets privately in separate executive sessions periodically with management, compliance and representatives from Frankly’s independent registered public accounting firm. In this context, the Audit Committee has held discussions with management and Baker Tilly. Management represented to the Audit Committee that Frankly’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed the audited financial statements with management and Baker Tilly.

Baker Tilly has informed the Audit Committee that, in its opinion, the consolidated statements of operations and comprehensive loss, shareholders’ equity, and cash flows that comprise Frankly’s 2017 Financial Statements present fairly, in all material respects, the financial position of Frankly and its subsidiaries as of December 31, 2017 and the results of their operations and their cash flows for the year then ended, in conformity with U.S. GAAP.

The Audit Committee also has discussed with Baker Tilly the matters required to be discussed by Auditing Standard No. 1301 (Communications With Audit Committees), as amended, and requested any other relevant input from Baker Tilly. Baker Tilly provided to the Audit Committee, and the Audit Committee received, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications with the audit committee concerning independence, and the Audit Committee discussed with Baker Tilly their independence.

Based on the considerations above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the 2017 Financial Statements. The Audit Committee has recommended Baker Tilly as Frankly’s independent registered public accounting firm for Fiscal Year 2018 and recommended that the Board of Directors submit this appointment to the Company’s shareholders for ratification at the Annual General Meeting. The Audit Committee pre-approved any audit and permitted non-audit services provided to Frankly by Baker Tilly.

AUDIT COMMITTEE (as of November 16, 2018):

Steven Zenz
Choong Sik (Samuel) Hyun
Tom Rogers

D1

Frankly Inc.

Request for Financial Statements

2018

In accordance with National Instrument 51-102 – *Continuous Disclosure Obligations,* registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis ("MD&A") or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents by mail, please return this completed form to:

TSX Trust Company
301 - 100 Adelaide Street West
Toronto ON M5H 4H1
or fax to 416-595-9593

Rather than receiving the financial statements by mail, you may choose to view these documents on the SEDAR website at www.sedar.com.

Please send me: ☐ Annual Financial Statements with MD&A

☐ Interim Financial Statements with MD&A

PLEASE PRINT

____
FIRST NAME LAST NAME

____
ADDRESS

____
CITY PROVINCE/ STATE POSTAL / ZIP CODE

____
COUNTRY

SIGNED: ________________________
(Signature of Shareholder)

Frankly Inc.
(the "**Corporation**")

FORM OF PROXY ("PROXY")

Annual General and Special Meeting
December 20, 2018 at 11:00 a.m. (EST)
Ellenoff Grossman & Schole LLP, 1345 6th Ave.,
New York, New York, 10105
(the "**Meeting**")

RECORD DATE: November 19, 2018
SEQUENCE #:
FILING DEADLINE FOR PROXY: December 18, 2018 at 11:00 a.m. (EST)

VOTING METHOD	
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Louis Schwartz**, whom failing **Michael Munoz**, or failing both of them **John Wilk** (the "**Management Nominees**"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	FOR	WITHHOLD
a) Tom Rogers	☐	☐
b) Steven Zenz	☐	☐
c) Louis Schwartz	☐	☐
d) Samuel Hyun	☐	☐
2. Appointment of Auditors	**FOR**	**WITHHOLD**
Appointment of **Baker Tilly Virchow Krause LLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐
3. Amended and Restated Equity Incentive Plan	**FOR**	**AGAINST**
Approval by ordinary resolution of an amended and restated equity incentive plan of the Corporation.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Corporation.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tsxtrust.com/investorinsite

Click on, "*Register Online Now*" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Corporation and as such request the following:

☐ **Annual Financial Statements with MD&A**

☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

Frankly Inc.
2018

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL

112818_v1

Frankly Inc.
(the "**Corporation**")

VOTING INSTRUCTION FORM ("VIF")

Annual General and Special Meeting
December 20, 2018 at 11:00 a.m. (EST)
Ellenoff Grossman & Schole LLP, 1345 6th Ave.,
New York, New York, 10105
(the "**Meeting**")

RECORD DATE: November 19, 2018
SEQUENCE #:
FILING DEADLINE FOR VIF: December 18, 2018 at 11:00 a.m. (EST)

VOTING METHOD	
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Louis Schwartz**, whom failing **Michael Munoz**, or failing both of them **John Wilk** (the "**Management Nominees**"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	**FOR**	**WITHHOLD**
a) Tom Rogers	☐	☐
b) Steven Zenz	☐	☐
c) Louis Schwartz	☐	☐
d) Samuel Hyun	☐	☐
2. Appointment of Auditors	**FOR**	**WITHHOLD**
Appointment of **Baker Tilly Virchow Krause LLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐
3. Amended and Restated Equity Incentive Plan	**FOR**	**AGAINST**
Approval by ordinary resolution of an amended and restated equity incentive plan of the Corporation.	☐	☐

This VIF revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of beneficial owner(s) *Date (MM/DD/YYYY)*

TMX | TSX Trust

Voting Instructions – Guidelines and Conditions

The Corporation is providing you the enclosed proxy-related materials for their security holder Meeting. Your name, address and information about your security holdings have been obtained in accordance with applicable securities regulations from the intermediary holding them on your behalf (which is identified by name, code or identifier in the information on the top right corner on the reverse). The Voting Instruction Form ("VIF") is to enable your vote to be submitted on the stated matters. Please complete, sign, date and return the VIF. Unless you appoint yourself or a delegate to attend the Meeting and vote, your securities can be voted only by Management Nominees in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the Meeting without your specific voting instructions.

The completed VIF should be delivered to TSX Trust Company, in the envelope provided or by fax to 416-595-9593. Alternatively, if available, you may vote online at www.voteproxyonline.com. The matters to be voted on at the Meeting are set out on the reverse.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

THIS VOTING INSTRUCTION FORM MUST BE READ IN CONJUNCTION WITH THE MEETING MATERIAL. YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN THE DEADLINE SPECIFIED ON THE REVERSE IN THE UPPER LEFT SECTION OF THE VIF OR THE EQUIVALENT TIME BEFORE THE TIME AND DATE OF ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Voting Instructions and Authority - Notes

1. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendation highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
2. The appointment of the Management Nominees or another Appointee gives them discretion to vote on any other matters that may properly come before the Meeting.
3. If internet voting is available, you can provide your voting instructions on the website noted on the reverse.
4. To be valid, this VIF must be signed. Please date the VIF. If the VIF is not dated, it is deemed to bear the date of mailing to the security holders of the Corporation.
5. This form does not convey any right to vote in person at the Meeting. **We urge you to read the above instructions, and the Information Circular prior to completing, signing and returning the VIF so that your securities can be voted.**
6. Guidelines for proper execution of the proxy/VIF are available at www.stac.ca. Please refer to the Proxy Protocol.

For assistance, please contact TSX Trust Company.

Mail:	TSX Trust Company 301 - 100 Adelaide Street West Toronto, ON M5H 4H1
Telephone:	416-361-0930
Facsimile:	416-595-9593
Email:	TMXEInvestorServices@tmx.com

Appointing yourself or someone else to vote your securities

If you want to attend the Meeting and vote in person at the Meeting or appoint another person to do so, write your name or the name of the person attending the Meeting in the space labeled "*Please print appointee name*" on the VIF and return it. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the Meeting and vote on all matters that are presented at the Meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. When you or your Appointee arrives at the Meeting, they should give their name to the scrutineers and state that they are a proxy appointee. The Appointee must attend the Meeting in order for your securities to be voted.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Corporation and as such request the following:

☐ **Annual Financial Statements with MD&A**

☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

Frankly Inc.
2018

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL

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